<cover page>

Variable
Annuity
(the above is in white letters on a shaded background)
(three pictures of couples are positioned beside and below the above wording)





(at the bottom third of the page:)
Union Central (logo)

1999 Prospectuses
-----------------------------------------------
Carillon Account of The Union Central Life Insurance Company;
Carillon Fund, Inc.
MFS Variable Insurance Trust
Scudder Variable Life Investment Fund
American Century Variable Portfolios, Inc.
Templeton Variable Products Series Fund
AIM Variable Insurance Funds, Inc.


Distributed by: Carillon Investments, Inc.,
P.O. Box 40409, Cincinnati, Ohio 45240

              SUPPLEMENT DATED MAY 1, 1999
           TO THE PROSPECTUS DATED MAY 1, 1999
                    CARILLON ACCOUNT

Effective May 1, 1999, the prospectus for Carillon Account dated
May 1, 1999 is amended by including as a part thereof the following information:

In March, 1999, we filed a request for an order of the Securities and Exchange Commission ("SEC") permitting us to substitute alternative subaccounts and their underlying mutual fund portfolios ("substituted options") for existing subaccounts and portfolios that we propose to cease operating as investment options under your contract ("eliminated options"). If you have values allocated to an eliminated option, you will receive prior notification regarding the details of the substitution. The eliminated and substituted options that we anticipate are:

ELIMINATED OPTIONS:                SUBSTITUTED OPTIONS:
Capital Subaccount/                Balanced Index Subaccount/
Carillon Capital Portfolio         Carillon Balanced Index Portfolio

Capital Appreciation Subaccount/   AIM Capital Appreciation Subaccount/
American Century VP Capital        AIM V.I. Capital Appreciation
Appreciation Portfolio             Portfolio

We will allow transfers from eliminated options to any other investment options available under the variable annuity contracts for a period of 30 days prior to any substitution without the imposition of any transfer fee. We also will permit you to transfer amounts moved to a substituted option as part of the substitution to any other investment options for a period of 30 days after the substitution. Such transfers would not count in determining whether the six free transfers have been exceeded.

The proposed substitution of the substituted options for the eliminated options likewise would not impose a transfer fee nor count in determining whether the six free transfers have been exceeded. The proposed substitution will not affect your rights or our obligations under the contract.

There can be no guarantee that the SEC will grant our request.
The terms, conditions and scope of any order granting, in whole or part, the relief requested, may vary from our request.



stick2.ca

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio 45240
Telephone: 1-800-999-1840
                              PROSPECTUS

             Flexible Premium Deferred Variable Annuity

                          CARILLON ACCOUNT
                                  of
               THE UNION CENTRAL LIFE INSURANCE COMPANY

This prospectus describes an annuity contract ("the Contract") offered by The Union Central Life Insurance Company ("we" or "us" or "Union Central"). The Contract is a flexible premium, combination fixed and variable annuity contract. The Contract is designed for use in connection with all types of retirement plans.

Your Contract's premiums may be allocated in whole or in part:

   - to our general account, and accumulate on a guaranteed, fixed basis, or

   - to the Carillon Account, one of our variable annuity separate accounts where accumulation values are not guaranteed and vary with the performance of one or more underlying mutual funds.

Carillon Account is divided into sixteen "Subaccounts," each of which invests in shares of a single investment portfolio
("Portfolio") of an underlying mutual fund ("Fund"). We will provide you with a prospectus for each Portfolio with this Prospectus. The available Portfolios consist of:

   - six Portfolios of Carillon Fund, Inc. ("Carillon Fund"),
   - three Portfolios of Scudder Variable Life Investment Fund
     ("Scudder Fund"),
   - four Portfolios of MFS Variable Insurance Trust ("MFS
     Fund"),
   - one Portfolio of American Century Variable Portfolios, Inc. ("American Century Fund"),
   - one Portfolio of Templeton Variable Products Series Fund ("Templeton Fund") and
   - one Portfolio of AIM Variable Insurance Funds, Inc.
     ("AIM Fund").

Premiums that you allocate to Carillon Account will vary with the investment performance of the Portfolio(s) you select. Similarly, the amount of any variable annuity benefit payments will vary with the investment performance of the Portfolio(s) you select. This Prospectus generally describes only the variable portion of the Contract.

Additional information about Carillon Account and the variable portion of the Contracts has been filed with the Securities and Exchange Commission ("SEC") in the form of a Statement of Additional Information ("SAI"). The SAI is dated May 1, 1999, and is incorporated herein by reference. You may obtain the SAI without charge by writing us at the address given above or by calling the listed telephone number.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS.  NEITHER
THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS
TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

      Please Read This Prospectus Carefully and Retain It
                   for Future Reference.

         The date of this prospectus is May 1, 1999.

                    TABLE OF CONTENTS


DEFINITIONS...............................................4
SUMMARY...................................................5
SUMMARY OF SEPARATE ACCOUNT EXPENSES......................8
THE UNION CENTRAL LIFE INSURANCE COMPANY
 AND CARILLON ACCOUNT....................................11
   Union Central Life Insurance Company..................11
   Carillon Account......................................11
   The Funds.............................................11
   Additions, Deletions or Substitutions of Investments..13

THE CONTRACT............................................ 14
   Purchasing a Contract.................................14
   Premiums..............................................14
   Crediting of Accumulation Units.......................15
   Value of Accumulation Units...........................15
   Transfers.............................................16
   Special Transfers - Dollar Cost Averaging.............17
   Portfolio Rebalancing Plan............................18
   Interest Sweep........................................18
   Surrenders............................................18
   Personal Income Plan..................................19

CHARGES AND OTHER DEDUCTIONS.............................19
   Administration Fees...................................19
   Mortality and Expense Risk Charge.....................20
   Surrender Charge (Contingent Deferred Sales Charge)...20
   Premium Taxes.........................................22
   Fund Expenses.........................................22

BENEFITS UNDER THE CONTRACT..............................23
   Death Benefits........................................23
   Annuity Benefit Payments..............................23

THE GUARANTEED ACCOUNT...................................25
   General Description...................................25
   Guaranteed Account Accumulations......................26
   Fixed Annuity Benefit Payments........................26
   Surrenders............................................26
   Transfers.............................................27

GENERAL MATTERS..........................................27
   Designation of Beneficiary............................27
   20-Day Right to Examine Contract......................27
   Contract Owner's Inquiry..............................27

FEDERAL TAX MATTERS......................................27
   Introduction..........................................27
   Tax Status of Contracts...............................28
   Qualified Plans.......................................29

TEXAS OPTIONAL RETIREMENT PROGRAM RESTRICTIONS...........30

DISTRIBUTION OF THE CONTRACTS............................30

VOTING RIGHTS............................................30

PREPARING FOR YEAR 2000..................................31

PERFORMANCE DATA.........................................31

FINANCIAL STATEMENTS.....................................31

APPENDIX A - ACCUMULATION UNIT VALUES....................32

APPENDIX B - IRA DISCLOSURE STATEMENT....................34

                STATEMENT OF ADDITIONAL INFORMATION

                      TABLE OF CONTENTS

DISTRIBUTION OF CONTRACTS................................B-2

DETERMINATION OF ANNUITY PAYMENTS........................B-2

PERFORMANCE DATA ADVERTISING.............................B-3

FEDERAL TAX MATTERS......................................B-4

MISCELLANEOUS CONTRACT PROVISIONS........................B-6

CUSTODY OF CARILLON ACCOUNT'S ASSETS.....................B-7

EXPERTS..................................................B-7

FINANCIAL STATEMENTS OF CARILLON ACCOUNT AND OF UNION CENTRAL

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this prospectus, and, if given or made, such other information or representations must not be relied upon.

                     DEFINITIONS

accumulation unit - A unit of measure used to calculate the value of your Variable Account during the Pay-in Period.

accumulation value - The sum of the values of your Contract's
Guaranteed Account and Variable Account.

Annuitant - A person whose life determines the duration of annuity benefit payments involving life contingencies.

annuity unit - A unit of measure used to calculate variable annuity benefit payments (during the Pay-out Period).

Beneficiary - The person you designate to receive the Contract's death benefit.

Carillon Account - One of our variable annuity separate accounts. Carillon Account currently is divided into sixteen
Subaccounts, each of which invests exclusively in one Portfolio of a Fund.

Contract Date - The date we issue your Contract.

Contract Owner ("You") - During the Annuitant's lifetime and prior to the Maturity Date, the person designated as the owner in the Contract or as subsequently changed. During the Pay-out Period, the Annuitant is the Contract Owner. After the Annuitant's death, the beneficiary is the Contract Owner. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner.

Contract Year - A period of 12 consecutive months beginning on the Contract Date or any anniversary thereof.

Due Proof of Death One of the following:

   - A certified copy of a death certificate;

   - A certified copy of a decree of a court of competent jurisdiction as to the finding of death;

   - A written statement by a medical doctor who attended the deceased; or

   - Any other proof satisfactory to us.

fixed annuity benefit payments - Annuity benefit payments that are fixed in amount throughout the Pay-out Period.

The Funds - Mutual funds one or more investment portfolios of which are purchased by Carillon Account. Currently the six
Funds are:  Carillon Fund, Scudder Fund, MFS Fund, American
Century Fund, Templeton Fund and AIM Fund.

Guaranteed Account - The portion (if any) of your Contract's accumulation value that is held in our general account and accumulates at a guaranteed rate of at least 4%.

Investment Options - The Guaranteed Account and the sixteen
Subaccounts of Carillon Account.

Maturity Date - The date on which the Pay-out Period commences
(i.e., when you stop making premium payments to us and we start making annuity benefit payments to you).

Nonqualified Contracts - Contracts that do not qualify for special federal income tax treatment.

Pay-in Period - The period during which you may make payments to us and accumulate Contract values on a fixed or variable basis (referred to in the Contract as the "Accumulation Period"). The Pay-in Period commences on the Contract Date and lasts until the Maturity Date.

Pay-out Period - The period after the Maturity Date during which we make annuity benefit payments to you (referred to in the Contract as the "Annuity Period").

Portfolio - A separate investment portfolio of one of the Funds.

Qualified Contracts - Contracts issued in connection with plans that qualify for special federal income tax treatment.

Subaccount - A part of Carillon Account. Each Subaccount invests exclusively in shares of a different Portfolio.

Variable Account - The portion of your Contract's accumulation value that is invested in one or more Subaccounts of Carillon
Account. Your Variable Account is divided into one or more subdivisions, one for each Subaccount to which you have allocated your accumulation value.

variable annuity benefit payments - Annuity benefit payments that vary in amount in relation to the investment performance of the Subaccount(s) you select during the Pay-Out Period.

                              SUMMARY

The Contract and the Investment Options

The Contract is designed and offered to aid in the accumulation of funds on a tax-deferred basis for retirement in connection with a broad range of retirement plans, including:

   - plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended ("H.R. 10 plans");
   - qualified employee pension and profit-sharing trusts or plans described in Section 401(a) and tax-exempt under
     Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code")
   - qualified annuity plans described in Section 403(a) of the Code;
   - annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code;
   - Individual Retirement Annuities purchased by or on behalf of individuals pursuant to Sections 408 (traditional and Simple IRAs) and 408A (Roth IRA) of the Code;
   - government deferred compensation plans pursuant to Section
     457 of the Code;
   - other qualified plans; and
   - nonqualified plans.

Qualified plans provide special tax treatment to participating employees and self-employed individuals and their beneficiaries.

You may allocate your Contract's accumulation value among the Contract's 17 Investment Options, which consist of the Guaranteed Account and the 16 Subaccounts of Carillon Account.
Each Subaccount of Carillon Account invests in one of the following Portfolios:

   - Carillon Fund Equity Portfolio
   - Carillon Fund Bond Portfolio
   - Carillon Fund Capital Portfolio
   - Carillon Fund S&P 500 Index Portfolio*
   - Carillon Fund S&P MidCap 400 Index Portfolio*
   - Carillon Fund Balanced Index Portfolio

   - Scudder Fund Capital Growth Portfolio Class A
   - Scudder Fund International Portfolio Class A
   - Scudder Fund Money Market Portfolio

   - MFS Growth With Income Series
   - MFS High Income Series
   - MFS Emerging Growth Series
   - MFS Total Return Series

   - American Century VP Capital Appreciation Portfolio

   - Templeton International Fund Class 2

   - AIM V.I. Capital Appreciation Fund

-----------
*"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's. See further discussion in the Carillon Fund prospectus.

Your Contract's accumulation value will vary according to the investment experience of the Portfolio(s) you select. Similarly, the dollar amount of variable annuity benefit payments will vary according to the investment experience of the Portfolio(s) selected. You bear the entire investment risk for all amounts you allocate to any of the 12 variable investment options. Allocations to the Guaranteed Account accumulate at a guaranteed rate of at least 4% on an annual basis.

Premiums

Each premium payment must be at least $25 for Qualified Contracts and $50 for Nonqualified Contracts. You may pay premiums at any time and in any amount, subject to the $25/$50 minimum and a maximum (which we may waive) of $10,000 per Contract Year. However, if you pay no premiums for two consecutive Contract Years (three in New York), then under certain circumstances we may pay you your Contract's accumulation value (minus the administration fee and surrender charge, if applicable) and cancel your Contract.

Surrenders

You may totally or partially surrender your Contract and be paid all or part of its accumulation value at any time during the Pay-in Period (unless your Contract was issued in connection with a plan adopted pursuant to Section 403(b) of the Code -- see page 29). Certain surrenders may be subject to a surrender charge and a penalty tax may be imposed. In addition, you may return your Contract for a refund within 20 days after receiving it.

Transfers

During the Pay-in Period, you may transfer your accumulation values among the subdivisions of your Variable Account or between those subdivisions and your Guaranteed Account, as frequently as desired. Transfers generally must be at least $300. Up to six transfers may be made each Contract Year without charge. However, a transaction charge (currently $10) is imposed for each transfer in excess of that number. During the Pay-in Period, you may transfer up to the greater of 20% of the value of your Guaranteed Account (as of the first day of the Contract Year), or $1,000 to one or more subdivisions of your Variable Account each Contract Year.

During the Pay-out Period, you may, once each year, change the investment option upon which the amount of your variable annuity benefit payments are calculated by requesting that we transfer annuity reserves among the Portfolios.

Annuity Benefit Payments

You can choose among a variety of types of fixed and variable annuity benefit payments to be made during the Pay-out Period.

If the Annuitant dies before the Maturity Date and the Annuitant was the Contract Owner or the Contract Owner is still living, then we will pay the beneficiary a death benefit equal to the greater of:

   - the Contract's accumulation value, or
   - the sum of all premiums paid less any amounts deducted in connection with partial surrenders.

Charges

No sales charge is deducted from your premiums. However, we will deduct a surrender charge upon certain early surrenders or withdrawals. This surrender charge depends on how long your Contract has been in force. During the first two Contract Years the surrender charge is 7% of the amount surrendered. This charge is reduced by 1% on each subsequent Contract anniversary until the eighth anniversary, when it becomes zero. Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your Contract's accumulation value (as of the date of the first partial surrender in the Contract
Year) may be made each Contract Year without the imposition of the surrender charge. Also, the surrender charge will be waived in the event of the Contract Owner's hospital confinement or terminal illness as defined in the Contract. The total surrender charge assessed over the life of the Contract will not exceed 9% of premiums paid.

We deduct an administration fee of $30 per year from your Contract's accumulation value during the Pay-in Period. We will waive the annual administration fee for any year in which the accumulation value of your Contract is $25,000 or more on the last day of that Contract Year. We also reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. We also deduct a daily administrative charge at the rate of 0.25% of net assets per year during both the Pay-in and Pay-out Periods.

As compensation for our assumption of mortality and expense risks, we deduct a charge from Carillon Account that is currently 1.00% of net assets per year and will never exceed 1.70% per year. In accordance with state laws, premium taxes will be deducted from some Contracts.

The Funds in which Carillon Account invests pay an investment advisory fee and other expenses which are described in the Fund prospectuses.

            SUMMARY OF SEPARATE ACCOUNT EXPENSES

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage
of purchase payments) ..................................None
Surrender Charge (Contingent Deferred Sales Charge) (as a percentage of amount surrendered)

(caption>
Contract Year
 of surrender     1   2   3   4   5   6   7   8   Thereafter
Applicable
 Charge*          7%  7%  6%  5%  4%  3%  2%  1%  Free

Transfer Fee ..........................................$10**
Annual Administration Fee .............................$30***

Separate Account Annual Expenses
(as a percentage of average account value)
   Mortality and Expense Risk Charge         1.00%
   Administration Fee                         .25%
   Total Separate Account Annual Expenses    1.25%

* Partial surrenders totaling up to 10% of a Contract's accumulation value may be made each Contract Year without the surrender charge being assessed.
** During the Pay-in Period, up to six transfers may be made each Contract Year without charge.
*** Waived for any year in which the Contract's accumulation value is $25,000 or more on the last day of the Contract Year.

Fund Portfolio Expenses

                                                            Other     Other
                                                            Expenses  Expenses
                                                Management  (After    (After
Portfolio                                       Fees        Waivers)  Waivers)
---------                                       ----------  --------  --------
Carillon Fund, Inc.<F1>
  Equity Portfolio                              0.56%       0.06%     0.62%
  Bond Portfolio                                0.47%       0.11%     0.58%
  Capital Portfolio                             0.69%       0.10%     0.79%
  S&P 500 Index Portfolio                       0.30%       0.13%     0.43%
  S&P MidCap 400 Index Portfolio                0.30%       0.30%     0.60%
  Balanced Index Portfolio                      0.30%       0.30%     0.60%

Scudder Variable Life Investment Fund<F1>
  Capital Growth Portfolio Class A              0.47%       0.03%     0.50%
  International Portfolio Class A               0.87%       0.17%     1.04%
  Money Market Portfolio                        0.37%       0.07%     0.44%

MFS Variable Insurance Trust <F1><F2>
  Growth With Income Series                     0.75%       0.13%     0.88%
  High Income Series                            0.75%       0.28%     1.03
  Emerging Growth Series                        0.75%       0.10%     0.85%
  Total Return Series                           0.75%       0.16%     0.91%

American Century Variable Portfolios, Inc.<F1>
  VP Capital Appreciation Portfolio             1.00%       <F3>      1.00%

AIM Variable Insurance Funds, Inc.
  AIM V.I. Capital Appreciation Fund            0.62%       0.05%     0.67%

                                                            Other     Other
                                                            Expenses  Expenses
                                                Management  (After    (After
Portfolio                        12b-1 Fees     Fees        Waivers)  Waivers)
---------                        ----------     ----------  --------  --------
Templeton Variable Products
Series Fund<F4>
    Templeton International
      Fund Class 2                0.25%         0.69%       0.17%     1.11%

<F1>  Figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1998.  Actual Portfolio expenses may vary.

<F2>  Each Series has an expense offset arrangement which reduces the Series'
custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expense). Any such fee reductions are not reflected under "Other Expenses."

<F3>  All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.

<F4> Class 2 of the Fund has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus.

Example* - If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                         1 Year  3 Years  5 Years  10 Years
                                         ------  -------  -------  --------
Equity Subaccount                        $92     $127     $153     $230
Bond Subaccount                          $92     $126     $151     $225
Capital Subaccount                       $94     $132     $161     $248
S&P 500 Index Subaccount                 $90     $122     $143     $209
S&P MidCap 400 Index Subaccount          $90     $122     $143     $209
Balanced Index Subaccount                $90     $122     $143     $209
Capital Growth Subaccount                $93     $131     $159     $243
Scudder International Subaccount         $96     $140     $173     $273
Money Market Subaccount                  $90     $122     $144     $210
Capital Appreciation Subaccount          $96     $138     $171     $269
Growth With Income Subaccount            $95     $137     $169     $264
High Income Subaccount                   $96     $139     $173     $272
Emerging Growth Subaccount               $94     $134     $164     $254
Total Return Subaccount                  $94     $134     $164     $254
Templeton International Subaccount       $97     $137     $166     $256
AIM V.I. Capital Appreciation Subaccount $94     $134     $164     $254

If you annuitize at the end of the applicable time period or if you do not surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                         1 Year  3 Years  5 Years  10 Years
                                         ------  -------  -------  --------
Equity Subaccount                        $20     $62      $106     $230
Bond Subaccount                          $20     $61      $104     $225
Capital Subaccount                       $22     $67      $115     $248
S&P 500 Index Subaccount                 $18     $56      $96      $209
S&P MidCap 400 Index Subaccount          $18     $56      $96      $209
Balanced Index Subaccount                $18     $56      $96      $209
Capital Growth Subaccount                $21     $66      $113     $243
Scudder International Subaccount         $24     $75      $128     $273
Money Market Subaccount                  $18     $56      $97      $210
Capital Appreciation Subaccount          $24     $74      $126     $269
Growth With Income Subaccount            $23     $72      $123     $264
High Income Subaccount                   $24     $75      $128     $272
Emerging Growth Subaccount               $22     $69      $118     $254
Total Return Subaccount                  $22     $69      $118     $254
Templeton International Subaccount       $25     $72      $121     $256
AIM V.I. Capital Appreciation Subaccount $22     $69      $118     $254

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of Carillon Account as well as those of the Funds. The table does not reflect any deduction made for premium taxes that may be applicable (see page 22).

THIS TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT WILL BE PAID MAY BE
GREATER OR LESSER THAN THOSE SHOWN.

* In the example above, the $30 annual administration fee has been reflected in the calculation of annual expenses by converting the fee to a percent of average net assets attributable to the Contracts, adding it to the Total Separate Account Annual Expenses and the Fund Annual Expenses shown above and multiplying the resulting percentage figure by the average annual assets of the hypothetical account. The fee has been converted to a percent by dividing the total amount of the fee collected during 1998 by the total average net assets attributable to the Contracts. Net assets attributable to the Contracts includes amounts allocated to both Carillon Account and the Guaranteed Account except for such amounts as are held as reserves for annuity benefit payments.

           THE UNION CENTRAL LIFE INSURANCE COMPANY
                    AND CARILLON ACCOUNT

The Union Central Life Insurance Company

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   We are a mutual insurance company.]

We are a mutual insurance company, organized in 1867 under the laws of Ohio. We are primarily engaged in the sale of life and disability insurance and annuities and are currently licensed to operate in all states and the District of Columbia. The Contract is available in all states.

Carillon Account

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:  Carillon Account is one of our separate accounts.

Carillon Account is one of our separate accounts. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean that the SEC supervises the management or investment practices or policies of Carillon Account. Our Board of Directors established Carillon Account on February 6, 1984.

Although the assets of Carillon Account belong to us, those assets are held separately from our other assets, and are not chargeable with our liabilities incurred in any other business operations (except to the extent that assets in Carillon Account exceed our liabilities under the variable portion of the Contracts). Accordingly, the income, capital gains, and capital losses incurred on the assets of Carillon Account are credited to or charged against the assets of Carillon Account, without regard to the income, capital gains or capital losses arising out of any other business we may conduct. Therefore, the investment performance of Carillon Account is entirely independent of both the investment performance of our general assets and the performance of any other of our separate accounts.

Carillon Account has been divided into sixteen Subaccounts, each of which invests in a different Portfolio of the Funds. We may add additional Subaccounts at our discretion.

The Funds

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   Each Subaccount of Carillon Account invests in a
different Fund Portfolio.

The Funds are mutual funds registered with the SEC. Such registration does not mean that the SEC supervises the management or investment practices or policies of the Funds. The
Funds and their investment advisers are:


Fund                     Investment Adviser
----                     ------------------
Carillon Fund..........  Carillon Advisers, Inc.
Scudder Fund...........  Scudder Kemper Investments, Inc.
MFS Fund...............  Massachusetts Financial Services Company
American Century Fund..  American Century Investment Management, Inc.
Templeton Fund.........  Templeton Investment Counsel, Inc.
AIM Fund...............  AIM Advisors, Inc.


Carillon Account invests in the:

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   Sixteen Portfolios currently are available.]

- Equity, Bond, Capital, S&P 500 Index, S&P MidCap 400 Index and Balanced Index Portfolios of Carillon Fund;
- Capital Growth and International Portfolios (Class A), and Money Market Portfolio, of Scudder Fund;
- MFS Growth With Income, MFS High Income, MFS Emerging Growth and MFS Total Return Series of MFS Fund; and
- American Century VP Capital Appreciation Portfolio of American
  Century Fund;
- Templeton International Fund Class 2 Portfolio of Templeton
  Fund.
- AIM V.I. Capital Appreciation Fund of AIM Fund.

Each Fund has one or more additional Portfolios that are not available through the Contract. The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The Carillon Fund Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Fund Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Fund Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

The Carillon Fund S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S.
common stocks, as represented by the Standard & Poor's 500
Composite Stock Index.

The Carillon Fund S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P
MidCap 400 Index.

The Carillon Fund Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

The Scudder Fund Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder Fund International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Fund Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds.

The MFS Emerging Growth Series seeks to provide long-term growth of capital.

The MFS Total Return Series seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

The Templeton International Fund Class 2 seeks long-term capital growth by investing in stocks of companies located outside the United States, including emerging markets.

The AIM V.I. Capital Appreciation Fund seeks growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:  Portfolio performance is NOT guaranteed.]

There is no assurance that any Portfolio will achieve its stated
objective.   Additional information about the investment
objectives and policies of the Portfolios can be found in the current Fund prospectuses which are attached to this prospectus. You should read the Fund prospectuses carefully before making any decision about the allocation of your premiums to a particular Subaccount of Carillon Account.

Additions, Deletions or Substitutions of Investments

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: We may add, delete or modify the Portfolios available under the Contract.]

We retain the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares purchased by any Subaccount of Carillon Account. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if in our judgment investment in any Portfolio would become inappropriate. To the extent required by applicable law, substitutions of shares attributable to your interest in a Subaccount will not be made until you have been notified of the change, and until the SEC has approved the change. In the case of such a substitution, affected Contract Owners will have the right, within 30 days after notification, to surrender the Contract without the imposition of any withdrawal charge. Nothing contained in this Prospectus shall prevent Carillon Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

We may also establish additional Subaccounts of Carillon Account. Each additional Subaccount would purchase shares in a new Portfolio or in another Fund. New Subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Contract Owners, if at all, only on a basis we determine. We may also eliminate one or more Subaccounts if we believe that marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make corresponding changes in the Contracts. If we deem it to be in the best interests of persons having voting rights under the Contracts, Carillon Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with one or more other separate accounts.

                     THE CONTRACT

Purchasing a Contract

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: Minimum premium payments are $25 for Qualified Contracts and $50 for Nonqualified Contracts.]

You can purchase a Contract by completing an application and having it and a premium of at least $25 for Qualified Contracts or $50 for Nonqualified Contracts sent to us by one of our registered representatives. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject any application. If we cannot credit an initial premium to the Contract within five business days of our receipt of it, then we will return the premium immediately unless the applicant consents to our holding the premium for a longer period. We will credit initial premiums accompanied by completed applications to the Contract not later than two business days following receipt.

Premiums

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   Subsequent premiums may be made at any time.]

After the first premium has been paid and accepted, you have flexibility (within the limits of your retirement plan, if any) in determining the size and frequency of subsequent premiums. Premiums may be paid at any time and in any amount, subject only to the $25/$50 minimum and to a maximum of $10,000 per Contract Year. We may waive the maximum but a waiver in one instance does not constitute a waiver for any additional premiums.

If you pay no premiums for two consecutive Contract Years (three if you live in New York), we may cancel your Contract and return its accumulation value (minus the administration fee and surrender charge, if applicable) but only if:

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: If you stop making premium payments and have a small accumulation value, we may terminate your Contract. ]

- the accumulation value is less than $2,000 at the end of the two-year period (three in New York);

- the total premium paid, less any partial surrenders, is less than $2,000; and

- we have given you at least 30 days notice to pay an additional premium to prevent cancellation.

Your premiums will be allocated among the seventeen Investment Options in accordance with the instructions specified in your application for the Contract or as you may subsequently change them. You may allocate any portion of your premiums (subject to a $10 minimum) to any of the Investment Options. You may change your payment allocation instructions at any time, without charge, by providing us new instructions in a form acceptable to us.

Crediting of Accumulation Units

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: Accumulation units are used to measure the value of your Variable Account subdivisions.]

We credit premiums that you allocate to your Variable Account to your Contract in the form of Accumulation Units. The number of Accumulation Units credited to your Contract is determined by dividing the amount you allocate to each subdivision of the Variable Account by the Accumulation Unit value for the corresponding Subaccount of Carillon Account for the Valuation Period during which your premium is received. (In the case of the initial premium, units are credited when the application is accepted.) The value of the Accumulation Units will vary in accordance with investment experience and expenses of the Portfolio in which the Subaccount invests.

During the Pay-in Period, your Contract's accumulation value equals the sum of the Variable Account and the Guaranteed Account credited to your Contract. The Variable Account is the sum of the value of all subdivisions of the Variable Account. The value in a subdivision equals the number of Accumulation Units credited to that subdivision times the value of the Accumulation Units for the corresponding Subaccount. For the value of the Guaranteed Account, see [page 25].

Value of Accumulation Units

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: The values of accumulation units vary with the performance of corresponding Portfolios. The values of accumulation units are computed at the close of business on each "valuation date."]

The value of Accumulation Units is expected to change every valuation period, and will depend upon the investment performance and expenses of the Portfolio in which each Subaccount invests. The Accumulation Units in each Subaccount are valued separately.

A valuation period is the period between successive valuation dates, commencing at the close of business of each valuation date and ending at the close of business of the next succeeding valuation date. A valuation date is each day, Monday through Friday, when there are purchases or redemptions of Fund shares, except:

- when the New York Stock Exchange is closed (currently, New
  Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
  Friday, Memorial Day, Independence Day (observed), Labor Day,
  Thanksgiving Day, and Christmas Eve); and

- any day on which changes in the value of the portfolio securities of a Portfolio will not materially affect the current net asset value of the shares of that Portfolio.

The value of each Accumulation Unit was initially set at $10. Thereafter, the value of an Accumulation Unit for any valuation period equals the value of such a unit as of the immediately preceding valuation period, multiplied by the "Net Investment Factor" for the current valuation period.

The Net Investment Factor for each Subaccount for any Valuation
Period is determined by dividing (A) by (B) and subtracting (C) from the result, where:

(A)   is:
   - the net asset value per Portfolio share held in the Subaccount determined as of the end of the current valuation period; plus
   - the per share amount of any dividend or capital gains distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period; plus or minus
   - a per share charge or credit for any taxes incurred by or provided for in the Subaccount, which we determine to have resulted from the maintenance of the Subaccount (we do not believe that currently any taxes are incurred by Carillon Account); and

(B)   is:
   - the net asset value per Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period (adjusted for an "ex-dividend"); plus or minus
   - the per share charge or credit for any taxes provided for during the immediately preceding valuation period; and

(C)   is:
   - a factor representing the daily charges we deduct from Carillon Account for administrative expenses and assumption of the mortality and expense risks under the Contract. The factor is equal to 0.00003% for a one-day valuation period.

Transfers

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   During the Pay-in Period, you may make 6 free transfers
per Contract Year from or among the Variable Account subdivisions. Additional transfers cost $10 each. Transfers from the Guaranteed Account are subject to restrictions.]

During the Pay-in Period, you may transfer amounts among subdivisions of your Contract's Variable Account or between the Guaranteed Account and subdivisions of the Variable Account.
You may transfer up to the greater of:

   - 20% of the value of the Guaranteed Account (as of the first day of the Contract Year), or
   - $1,000

to one or more subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

During the Pay-in Period, you may make up to six free transfers each Contract Year. However, we will impose a transaction charge (currently $10 and guaranteed not to exceed $15) for each transfer in excess of six. If after a transfer the amount remaining in any Investment Option is less than $25, then the entire amount will be transferred instead of the requested amount.

Your transfer requests must be made by written or telephone instructions which specify in detail the requested changes. Transfers from subdivisions of the Variable Account will be made based on the Accumulation Unit values at the end of the valuation period during which we receive the transfer request at our Home Office (address and phone number on the first page of this prospectus).

During the Pay-out Period, the Annuitant can change the reserve basis (contract reserves for the specific variable annuity contract involved) for the variable annuity benefit payments he or she is receiving once in each 12 months after the first 12 months. Such a change in reserve basis for variable annuity benefit payments will result in subsequent annuity benefit payments being based on the investment performance of the Subaccount to which annuity reserves have been transferred.

Telephone Transfers: You are eligible to make transfers pursuant to telephone instructions unless you tell us in writing that you do not want to make transfers by telephone.

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:  You may make transfers by telephone.]

Telephone transfer instructions may be made by calling 1-800-456-9319 between 9:00 a.m. and 3:30 p.m. (Eastern Time) on days when we are open for business. Each telephone exchange request must include a precise identification of your Contract and your "Personal Security Code" or other designated identifiers. We may accept telephone exchange requests from any person who properly identifies the correct Contract Number and Personal Security Code or other designated identifiers. Thus, you risk possible loss of interest, capital appreciation and principal in the event of an unauthorized telephone exchange. Neither we nor the Funds nor Carillon Investments, Inc. (the principal underwriter of the Contracts) will be liable for complying with telephone instructions we reasonably believe to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and you will bear the risk of any such loss. We will employ reasonable procedures to confirm that telephone instructions are genuine. If we do not employ such procedures, we may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to Contract Owners, and/or tape recording of telephone transfer request instructions received from Contract Owners. We may record all or part of any telephone conversation relating to transfer instructions without prior disclosure.

Telephone instructions apply only to previously invested amounts and do not change the investment of any future premiums paid under the Contract. You may change allocations of future premium payments by providing us new instructions in a form acceptable to us.

Note: During periods of drastic economic or market changes, telephone transfers may be difficult to implement. At such times, requests may be made by regular or express mail and we will process them pursuant to the terms and restrictions already described in this section.

We reserve the right to modify, suspend or discontinue the telephone transfer privilege at any time and without prior notice.

Special Transfers - Dollar Cost Averaging

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   You may pre-arrange certain types of transfers, including
ones in connection with Dollar Cost Averaging, Portfolio
Rebalancing and Interest Sweep programs.]

We administer a dollar cost averaging ("DCA") program that enables you to pre-authorize a periodic exercise of your right to transfer amounts among subdivisions of the Variable Account. Contract Owners entering into a DCA agreement instruct us to transfer monthly (as of the first business day of the month) a predetermined dollar amount from the Money Market subdivision to other subdivisions of your Variable Account until the amount in your Money Market subdivision is exhausted. The minimum amount of a DCA trasfer is $100. You may terminate your DCA agreement at any time by notifying us in writing at least five business days prior to the next scheduled transfer date.

Transfers made pursuant to the DCA program are not subject to a transfer charge and do not affect your Contract right during the Pay-in Period to make up to six transfers each Contract Year without charge.

By allocating specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

If you are interested in the DCA program, you may elect to participate in it by separate application.

Portfolio Rebalancing Plan

If you have at least $5,000 in your Variable Account, you may elect to establish a Portfolio Rebalancing Plan. Under such a plan, you may tell us (in your application or by separate application) the percentage levels you would like to maintain among the subdivisions of your Variable Account. On a quarterly, semi-annual or annual basis (as you select), we will automatically rebalance the subdivisions of your Variable Account to maintain the indicated percentages by transfers among the subdivisions. The entire value of the subdivisions of your Variable Account must be included in your Portfolio Rebalancing Plan. Other investment programs, such as the DCA program, Interest Sweep Plan (see below), or other transfers or withdrawals may not be appropriate in concert with the Portfolio Rebalancing Plan. Transfers made pursuant to the Portfolio Rebalancing Plan are not subject to a transfer charge and do not affect your right to make up to six free transfers each Contract Year during the Pay-in Period. You may terminate your Portfolio Rebalancing Plan at any time by notifying us in writing at least five business days prior to the date of the next rebalancing.

The Portfolio Rebalancing Plan is not available for amounts in the Guaranteed Account. We reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio
Rebalancing Plan at any time.

Interest Sweep Plan

If you have at least $5,000 in the Guaranteed Account, you may elect (in your application or by separate application) to have the interest credited to the Guaranteed Account periodically transferred (or "swept") into specified subdivisions of the Variable Account. The sweep may be done on a quarterly, semi-annual or annual basis. You may terminate your Interest Sweep Plan at any time by notifying us in writing at least five business days prior to the date of the next periodic sweep. Transfers made pursuant to the Interest Sweep Plan are not subject to a transfer charge and do not affect your right to make up to six free transfers each Contract Year during the Pay-in Period. We reserve the right to alter the terms or suspend or eliminate the availability of the Interest Sweep Plan at any time.

Surrenders

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: Full or partial surren-ders give you access to your Contract's accumulation values. Surrender charges and penalty taxes may apply to some surrenders.]

You may make cash withdrawals (surrenders) of all or part of your Contract's accumulation value at any time during the Pay-in Period prior to the death of the Annuitant (subject to any restrictions imposed in connection with your retirement plan). Surrender requests must be made in writing on forms that we provide. Surrenders cannot be made by telephone. Surrenders include, but are not limited to, transactions commonly referred to as withdrawals, external transfers, rollovers and exchanges under Section 1035 of the Code. The amount available is your Contract's accumulation value at the end of the valuation period during which we receive the proper written request, minus any surrender charges, administration fee and premium taxes not previously deducted. Surrenders from the Variable Account generally will be paid within seven days of receipt of the written request. For surrenders from the Guaranteed Account, see page 25. For restrictions applicable to certain surrenders under Contracts issued in connection with plans adopted pursuant to
Section 403(b) of the Code, see "Qualified Plans," page 29.

The minimum partial surrender is $100 or the entire amount in the Investment Option, whichever is less. If the amount remaining in the Investment Option would be less than $25 after the surrender (and deduction of the surrender charge, if any), then the request will be considered to be a request for surrender of the entire amount held in the Investment Option. If a partial surrender plus any surrender charge would reduce the Contract's accumulation value to less than $100, then a request for a partial surrender will be treated as a total surrender of the Contract and the entire accumulation value, less any charges, will be paid out.

Under certain circumstances, surrenders will be subject to surrender charges described below (at page 20) and may be subject to a 10% tax penalty.

The full administration fee will also be deducted at the time of total surrender regardless of the date of surrender. For total surrenders, any surrender charge and administration fee will be deducted from the amount paid.

We will implement partial surrenders by canceling Accumulation Units in an amount equal to the withdrawal and any applicable surrender charge. You should designate the Investment Option from which your surrender should be made. If you make no designation, your requested amount will be withdrawn from each of your Investment Options (in the proportion the Investment Option bears to your accumulation value). The surrender charge, if any, will be deducted from the value remaining after payment of the requested amount, or from the amount paid if the entire amount in an Investment Option is surrendered.

Since you assume the investment risk with respect to amounts allocated to your Variable Account (and because there are certain charges), the total amount paid upon total surrender of your Contract (including any prior surrenders) may be more or less than the total premiums that you paid.

Personal Income Plan

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   Personal Income Plans allow you to pre-arrange
surrenders.]

We administer a Personal Income Plan ("PIP") that enables you to pre-authorize periodic surrenders by entering into a PIP agreement with us that instructs us to withdraw a level dollar amount or percentage of your Contract's accumulation value on a monthly, quarterly, semi-annual or annual basis. To the extent that the total of PIP surrenders in a Contract Year exceeds 10% of your accumulation value (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year), a surrender charge may be applicable. PIP surrenders may also be subject to the 10% federal tax on early withdrawals.

                   CHARGES AND OTHER DEDUCTIONS

Administration Fees

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: You pay a $30 administration fee each Con-tract Year during the Pay-in Period if your accumulation value is less than $25,000.]

During the Pay-in Period, we will deduct an administration fee of $30 from your Contract's accumulation value on the last day of each Contract Year for our expenses related to administration of your Contract and Variable Account. The annual administration fee will be waived for any year in which the accumulation value of your Contract is $25,000 or more on the last day of that Contract Year. We reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. We guarantee that the amount of this fee will not increase over the life of the Contract. This annual administration fee is not deducted during the Pay-out Period.

The fee will be deducted pro rata from all Investment Options in the same proportion that your interest in each bears to your Contract's total accumulation value. The full administration fee will also be deducted at the time of total surrender, regardless of the date of surrender. However, in the case of a total surrender, the annual administration fee will also be waived if the accumulation value of the Contract is $25,000 or more on the date of surrender.

We also deduct a daily administrative fee at an annual rate of 0.25% of the assets of your Variable Account to help defray our expenses of administering Carillon Account and the Contract. This deduction also is guaranteed not to increase over the life of the Contract.


Mortality and Expense Risk Charge
[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   We deduct daily asset-based charges of 0.25%  for
administering the Contracts and Carillon Account and 1.00% for assuming certain mortality and expense risks. We may increase the mortality and expense risk charge to as much as 1.70%.]

A "mortality and expense risk" charge will be deducted daily at a rate equal, on an annual basis, to 1.00% of each Contract's
Variable Account. THIS CHARGE MAY INCREASE BUT WE GUARANTEE THAT
IT WILL NEVER BE MORE THAN 1.70%.

The mortality risk arises from our guarantees to make annuity benefit payments in accordance with the annuity tables in the Contract, regardless of how long the Annuitant lives and regardless of any improvement in life expectancy generally. This relieves Annuitants of the risk that they might outlive the funds that have been accumulated for retirement. The mortality risk also arises from our guarantee to pay death benefits equal to the total of all premiums paid under the Contract, with adjustments for any partial surrenders (including surrender charges), should an Annuitant die during the Pay-in Period.

Our expense risk arises from the possibility that the amounts realized from the administration fees and surrender charge (which are guaranteed not to increase) will be insufficient to cover our actual administrative and distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from our general corporate funds, including amounts derived from the mortality and expense risk charge.

If amounts derived from the mortality and expense risk charge are insufficient to cover mortality costs and excess expenses, we will bear the loss. If the charge is more than sufficient, we will retain the balance as profit. We currently expect a profit from this charge.

Surrender Charge (Contingent Deferred Sales Charge)

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: Surrender charges may be deducted upon surrenders. 10% of your accumulation value may be withdrawn each Contract Year without a surrender charge. Aggregate surrender charges will never exceed 9% of aggregate premiums paid.]

If a surrender takes place in the first eight Contract Years, then a surrender charge will be imposed on the amount withdrawn as shown below:


Contract Year
 of Surrender      1   2   3   4   5   6   7   8   Thereafter
-------------------------------------------------------------
Applicable
Surrender
Charge             7%  7%  6%  5%  4%  3%  2%  1%  Free


Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your Contract's accumulation value (as of the date of the first partial surrender in the Contract
Year) may be made each Contract Year without the imposition of the surrender charge. The cumulative total of all surrender charges is guaranteed never to exceed 9% of premiums. Also, PIP surrenders in a Contract Year totaling not more than 10% of the accumulation value (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year) may be made without the imposition of the surrender charge.

Surrender charges on partial surrenders will be deducted pro rata from the value remaining in the Investment Option(s) from which the amount paid was withdrawn. However, if insufficient value remains to pay the surrender charges or if the entire amount in an Investment Option is withdrawn, then to the extent necessary, any surrender charge will be deducted from the amount to be paid. Any surrender charge on a total surrender of a Contract will be deducted from the amount paid.

The amounts we obtain from the surrender charge will be used to offset the distribution fee we pay to Carillon Investments, Inc. The surrender charge is not expected to recover all of the distribution costs associated with the Contracts. We will pay any shortfall out of our general surplus, which may include profits derived from the mortality and expense risk charge.

Certain surrenders of Contracts may also be subject to federal tax penalties. See Federal Tax Matters, page 27.

Terminal Illness/Confinement

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   If state law allows, we will waive surrender charges if
your surrender is because you have a terminal illness or are confined to a "qualified" health care institution.]

Also, where permitted by state law, we will waive the surrender charge upon a full surrender or one or more partial surrenders in the event of (1) or (2) below:

(1) The Contract Owner becomes confined in a qualified institution for a period of at least 30 consecutive days after the later of the Contract Date or May 1, 1993, subject to the following:

   - The Contract Owner must be a natural person (not a trust, corporation, or other legal entity).

   - The Contract Owner must have been an owner of the Contract continuously since the Contract Date.

   - The Contract Owner was not confined in a qualified institution at any time during the 60 day period just prior to the later of the Contract Date or May 1, 1993.

   - We receive a written request for full or partial surrender along with due proof of confinement within 12 months following such confinement.

   - A "qualified institution" means any licensed hospital or licensed skilled or intermediate care nursing facility at which:

         -  medical treatment is available on a daily basis; and

         -  daily medical records are kept for each patient.

(2) The Contract Owner contracts a terminal illness after the later of the Contract Date or May 1, 1993, subject to the following:

   - The Contract Owner must be a natural person (not a Trust, Corporation, or other legal entity).

   - The Contract Owner must have been an owner of the Contract continuously since the Contract Date.

   - The Contract Owner has less than 12 months to live.

   - We must receive a written request for full or partial surrender together with a certificate from the Contract Owner's attending physician stating the Contract Owner's life expectancy and any other proof we may require.

   - "Physician" means a medical doctor licensed in the United
     States who:

      -  is operating within the scope of that license; and
      - is not the Contract Owner and is not related to the Contract Owner.

Other Waivers or Reductions of Surrender Charge

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:    The surrender charge may be reduced in certain
circumstances, including in connection with sales to groups or upon certain types of exchanges.]

The surrender charge may be reduced in certain instances where a large number of Contracts are issued in connection with a single sale. For example, the charge may be reduced where a corporate pension plan funded by the Contracts results in the issuance of a number of Contracts to the same owner, or where an employer-sponsored salary-deduction plan results in Contracts being issued to a number of employees of one employer. Any reduction in the surrender charge will be nondiscriminating by class of purchaser and will be based on reduced selling and other expenses.

The surrender charge may be modified for Contracts where the premium is a result of a transfer to or from:

   - another Contract owned by the employer or another person for the benefit of the Contract Owner in connection with an employee benefit plan,

   - a certificate (account) under certain of our group retirement annuity contracts, or

   - certain of our life insurance policies or annuity contracts.

In addition, the surrender charge will be eliminated with respect to any amount payable in connection with the surrender of a Contract where such amount is forfeited by an employee under the terms of an employee benefit plan and credited to another Contract issued in connection with the plan. The reduction or elimination of the surrender charge in the foregoing circumstances recognizes the reduction of selling expense in such circumstances.

Premium Taxes

We will deduct any premium taxes imposed by state or local law when incurred, which could be:

   - at the Maturity Date,

   - when a total surrender occurs, or

   - when premiums are paid.

If the charge for premium taxes is deducted at the Maturity Date, it will be taken from each Investment Option in the proportion that the Contract Owner's interest in the Investment Option bears to the Contract's total accumulation value. If the charge for premium taxes is deducted when premiums are paid, it will be deducted from the premium before the premium has been allocated to the Investment Option(s). Applicable premium tax rates depend upon such factors as the Contract Owner's state of residency and the insurance laws and our status in that state when the premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Fund Expenses

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: The Funds pay investment advisory fees and other expenses.]

There are deductions from and expenses paid out of the assets of the Funds that are fully described in the Fund prospectuses and summarized in the table on page 9.


              BENEFITS UNDER THE CONTRACT

Death Benefits

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: A death benefit at least equal to premiums paid (less surrenders and related surrender charges) will be paid to the Beneficiary upon the death of the Annuitant during the Pay-in Period.]

If the Annuitant is the Contract Owner and dies during the Pay-in Period, or if the Annuitant dies during the Pay-in Period while the Contract Owner is living, then a death benefit will be paid to the Beneficiary. The death benefit will be the greater of:

   - the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charge associated with those partial withdrawals; or

   - the Contract's accumulation value on the date we receive
     Due Proof of Death.

This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of Carillon Account.

If a Contract Owner who is not the Annuitant dies during the Pay-in Period and while the Annuitant is living, we normally will pay the Contract's accumulation value (measured as of the date we receive Due Proof of Death) to the Contract Owner's estate or to a successor Contract Owner. However, if the Contract Owner's spouse is the designated beneficiary under the Contract, that spouse will become the Contract Owner and no distribution will be required as a result of the death of the original Contract Owner.

If the Annuitant dies during the Pay-out Period, we will provide the death benefit, if any, contained in the particular annuity benefit option elected. See page 24.

Annuity Benefit Payments

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   You select the Maturity Date (when you stop paying
premiums and start receiving annuity benefit payments) in your Contract appli-cation and may change it subsequently by giving us 30 days written notice.]

Maturity Date You specify in your application the day that annuity benefit payments will commence under the Contract (the "Maturity Date"). You may change your Maturity Date at any time, provided we receive written notice of the change at least 30 days before the previously specified Maturity Date. The Maturity Date must be:

   - at least one month after the Contract Date;

   - the first day of a calendar month; and

   - no later than the Annuitant's 95th (85th in New York and Pennsylvania) birthday (particular retirement plans may impose additional limitations).

Type of Income Payments - You may specify any proportion of your Contract's accumulation value (less premium taxes, if any) to be applied to a variable annuity or a fixed annuity. Variable annuity benefit payments will vary in accordance with the investment experience of the Subaccount(s) you select.

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: You select a fixed or variable annuity benefit payment option at least 30 days prior to the Maturity Date.]

At least 30 days before the Maturity Date, you must select how your Contract's accumulation value will be used to provide the monthly annuity benefit payments. If no selection is made, we will provide a fixed annuity with the proceeds of the Guaranteed Account and a variable annuity with the proceeds of the Variable Account. The first variable annuity benefit payment will be based on the allocation of the Variable Account among the subdivisions.

If you select a variable annuity, the amount of the first monthly annuity benefit payment will be obtained from the appropriate Option Table in your Contract. Subsequent monthly income payments will vary based on the investment experience of the Subaccount(s) used to reserve for the annuity.

Amount of Variable Annuity Benefit Payments - The amount of variable annuity benefit payments will depend not only upon the investment experience of the Subaccount you select, but also upon the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the annuity benefit option chosen. We guarantee that the annuity benefit payments:

   - will not be affected by any variation in the actual mortality experience of the Annuitants from what was assumed in determining the amount of the first monthly payment, and

   - will not be affected by the actual amount of expenses we incur in administering the Contract.

Because variable annuity benefit payments will vary with the investment results of the Subaccounts, the amounts of those payments cannot be predetermined.

If the total accumulation value to be applied to an annuity benefit option is less than $5,000 ($2,000 in Massachusetts and New York), we will have the option of paying the accumulation value in a lump sum. If the total first monthly payment (combined Fixed and Variable) determined under the annuity benefit option selected is less than $50 ($20 in New York), we may change the payment frequency of annuity benefit payments to quarterly, semiannually or annually.

Annuity Benefit Payment Options You may elect a fixed annuity, a variable annuity, or a combination fixed and variable annuity. All of the annuity benefit options listed below (except the alternate annuity option) are available as either fixed or variable annuities.

Up to 30 days before the Maturity Date, you may change the annuity benefit option. If an option is chosen which depends on the continuation of the life of the Annuitant or of a contingent Annuitant, proof of age will be required before annuity benefit payments begin. The annuity benefit options include:

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   A variety of annuity benefit payment options are
available, including ones in which you receive payments for life or for the longer of life or a specified number of years and ones based on a single life or on the joint lives of two or more people.]

Option 1: Life Annuity -

   - Nonrefund. We will make payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. It is possible under this option that only one payment will be made if the Annuitant dies before a second payment is due, or that only two payments will be made if the Annuitant dies before the third payment, and so forth.

   - 5-Years Certain. We will make payments for at least five years, and after that during the lifetime of the Annuitant.
     No payments are due after the death of the Annuitant or, if later, the end of the five-year period certain.

   - 10-Years Certain. We will make payments for at least 10 years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the 10-year period certain. (This option will apply unless you select a different option.)

   - Installment Refund. We will make payments for a period certain and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the period certain. The number of period certain payments is equal to the amount applied under this option divided by the amount of the first annuity payment; provided, however, that the amount of the final period certain payment shall be multiplied by that part of the answer which is not a whole number.

Option 2: Joint and Survivor Life Annuity -

   - Joint and Survivor Nonrefund. We will make payments during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the last survivor of the Annuitant and contingent Annuitant. It is possible under this option that only one monthly annuity payment will be made if the Annuitant and contingent Annuitant both die before the second payment is made, or that only two payments will be made if they both die before the third payment, and so forth.

   - Joint and Survivor with 10-Year Certain. We will make payments for 10 years and after that during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the survivor of the Annuitant and contingent Annuitant or, if later, the end of the 10-year period certain.

Instead of the settlement in accordance with the annuity benefit options described above, you may choose an alternate type of fixed annuity payment. Such alternate annuity option shall be based on rates at least as favorable as those for fixed-dollar single-premium immediate annuities we are issuing on the Maturity Date. This alternate annuity option may only be elected within 30 days before the Maturity Date.

If the Annuitant dies on or after the Maturity Date, but before annuity benefit payments have been made for a guaranteed period, if any, we will continue payments to the beneficiary until the rest of the guaranteed payments have been made. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in the annuity option table from which the payments were determined) and pay that sum to the estate of the last to die of the Annuitant and the Beneficiary.


                  THE GUARANTEED ACCOUNT

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:    Interests in the Guaranteed Account are not securities
and Union Central is not an investment company.]

Premiums allocated to the Guaranteed Account and transfers to the Guaranteed Account become part of our general assets, which support our insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is Union Central registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither Union Central nor any interests in our general assets generally are subject to the provisions of the 1933 or 1940 Acts and it is understood that the SEC staff has not reviewed the disclosures in this prospectus which relate to the fixed portion of the Contract. Disclosures regarding the fixed portion of the Contract and Union Central, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For complete details regarding the fixed portion, see the Contract itself.

General Description

The Guaranteed Account is the value of the Contract that is part of our general assets, other than those allocated to separate investment accounts such as Carillon Account. You may elect to allocate all or part of your premiums to the Guaranteed Account, and you may also transfer values from your Variable Account to the Guaranteed Account. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account, whereas you bear the investment risk for amounts allocated or transferred to your Variable Account. We have sole discretion to invest our general assets, including assets funding the Guaranteed Account, subject to applicable law.

Guaranteed Account Accumulations

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: We guarantee that amounts you allocate to the Guaranteed Account will accumulate at a rate of at least 4.00% per year.
We may credit more than 4.00% interest at our discretion.]

We guarantee that we will credit interest to the Guaranteed Account at an effective rate of at least 4.0% per year compounded annually. Interest in excess of the guaranteed rate may be used in the calculation of the Guaranteed Account at such increased rates and in such a manner as we may determine. ANY INTEREST CREDITED TO THE GUARANTEED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED RATE OF 4.0% PER YEAR WILL BE DETERMINED IN OUR SOLE DISCRETION.

We guarantee that, during the Pay-in Period, the Guaranteed
Account of the Contract will be at least equal to:

   - the total of all net premiums allocated to the Guaranteed
     Account; plus

   - the total of all amounts transferred to the Guaranteed
     Account from the Variable Account; minus

   - the total of all amounts transferred from the Guaranteed
     Account to the Variable Account (including the transfer fee); minus

   - the total of all administration fees attributable to the Guaranteed Account; minus

   - the total of all partial surrenders from the Guaranteed
     Account (including any surrender charge); plus

   - interest at the guaranteed annual effective interest rate of 4.0%.

Fixed Annuity Benefit Payments

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: Fixed annuity benefit payments are based on interest credited at a guaranteed 4.00% rate.]

A fixed annuity is an annuity with benefit payments that have a dollar amount that is fixed and guaranteed by the insurance company issuing the contract. The amount of the annuity benefit payments will be determined by applying the Guaranteed Account to rates at least as favorable as those in the applicable annuity option table in accordance with the annuity benefit option elected. This will be done at the Maturity Date. The annuity option tables contained in the Contract are based on a 4.0% interest rate.

We guarantee the amount of fixed annuity benefit payments. The payment depends only on the annuity benefit option elected, the age (and possibly sex) of the Annuitant, and the amount applied to purchase the fixed annuity.

Surrenders

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: You may surrender all or part of your Guaran-teed Account during the Pay-in Period, but we may delay paying your surrender proceeds for up to 6 months.]

You may surrender all or part of your Guaranteed Account value at any time during the Pay-in Period prior to the death of the Annuitant. We intend to pay surrender requests upon receipt but reserve the right to delay payment of all surrenders from the Guaranteed Account for up to six months. Surrenders from the Guaranteed Account generally are subject to the same provisions that apply to surrenders from the Variable Account, discussed under "Surrenders" on page 24.

Transfers

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   Transfers from the Guaranteed Account to the Variable
Account may be made during the Pay-in Period. No more than the greater of 20% of your Guaranteed Account (as of the first day of the Contract Year) or $1,000 may be so transferred in a Contract Year.]

Amounts may be transferred among subdivisions of a Contract's
Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time during the Pay-in Period. During the Pay-in Period, you may transfer up to the greater of

      20% of the value of your Guaranteed Account (as of the
      first day of the Contract Year), or
      $1,000

to one or more subdivisions of your Variable Account each Contract Year. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option. No transfers may be made with respect to fixed annuity benefit payments.

                    GENERAL MATTERS

Designation of Beneficiary

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:    You designate a Beneficiary to receive benefits upon the
death of the Annuitant.]

The Beneficiary is the person you designate as such in your application and is the person or persons to whom benefits will be paid upon the death of the Annuitant. Subject to the terms of any existing assignment or the rights of any irrevocable Beneficiary, you may change the Beneficiary while the Annuitant is living by providing us with written notice. Any change will be effective at the time you signed it, whether or not the Annuitant is living when we receive the change. We will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

20-Day Right to Examine Contract

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   In the first 20 days after you receive your Contract, you
may return it and receive a refund from which surrender charges are not deducted.]

If you are not satisfied with the Contract, you may void it by returning it to us or our agent from which it was purchased within 20 days of receipt. You will then receive a full refund of any premium paid or in certain states the Contract's accumulation value.

Contract Owner's Inquiry

You may make inquiries concerning your Contract by calling us at
(513) 595-2728, or writing c/o Annuity Administration, P.O. Box
40888, Cincinnati, Ohio 45240.


                    FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We make no representation about the likelihood of continuation of these federal income tax laws or of the current interpretations by the IRS. Moreover, we have made no attempt to consider any applicable state or other tax laws.

The Contract may be used in connection with retirement plans that are qualified for special tax treatment under Sections 401, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Contract's accumulation value, on annuity benefit payments, and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned, on our tax status, and on other factors. Any person concerned about these tax implications should consult a competent tax adviser.

Tax Status of Contracts

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   Gains inside an annuity contract are usually tax-deferred
(if the contract owner is a natural person) until there is a surrender or receipt of annuity benefit payments or a death benefit payment. When taxed, those gains are taxed as ordinary income.]

The following discussion assumes that the Contracts will be treated as annuities under Section 72 of the Code.

We believe that an annuity owner generally is not taxed on increases in the value of an annuity contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrenders), as annuity benefit payments under the annuity option elected, or as a death benefit payment. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity benefit payment or lump-sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the cash value (and in the case of a Qualified Contract, any portion of an interest in the qualified employer plan) generally will be treated as a distribution.

The following discussion applies generally to Contracts owned by natural persons.

In the case of a surrender under Qualified Contracts, amounts received are treated as taxable income to the extent that they exceed the "investment in the contract." Any additional amount withdrawn is not taxable. The "investment in a contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a contract which is not excluded from the individual's gross income. For contracts issued in connection with tax-qualified plans, the "investment in the contract" can be zero. A special rule may apply to surrenders under Qualified Contracts with respect to the "investment in the contract" as of December 31, 1986. In the case of a surrender under Nonqualified Contracts, amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. For purposes of determining amounts treated as taxable income, all annuity contracts issued by the same company to the same person during any calendar year are treated as a single contract.

The recipient of an annuity benefit payment under the Contract is generally taxed on the portion of that payment that exceeds the investment in the Contract. For variable annuity benefit payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed until the investment in the Contract is recovered. The dollar amount is determined by dividing the "investment in the Contract" by the total number of expected periodic payments. For fixed annuity benefit payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the Contract until the investment in the Contract is recovered; the remainder of each payment is taxable. Once the investment in the Contract is recovered, the entire amount of each payment is taxable.

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX: A 10% penalty tax may apply to gains distribu-ted in a surrender prior to age 59-1/2.]

For Nonqualified Contracts, there may be imposed a penalty tax on surrenders equal to 10% of the amount treated as taxable income. In general, there is no penalty tax on surrenders

   - made on or after age 59-1/2,
   - made as a result of death or disability, or
   - received in substantially equal installments as a life annuity.

For some Qualified Contracts, there may be imposed a penalty tax on certain surrenders.

A transfer of ownership of an annuity contract, or designation of an annuitant or other beneficiary who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. If you are contemplating any such transfer or assignment of your Contract, you should contact a competent tax adviser with respect to its potential tax effects.

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Code. Withholding for federal income taxes on annuity payments is required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. Failure to provide your taxpayer identification number will automatically subject any payments under the Contract to withholding.

Qualified Plans

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:   You should seek legal and tax advice prior to purchasing
the Contract for use in a qualified plan.]

The Contract may be used with several types of qualified plans.
The tax rules applicable to participants in qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Purchasers of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase annuity contracts for their employees, directly or through voluntary salary reductions, are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. In addition, effective January 1, 1989, cash distributions from a Section 403(b) annuity may not begin before the employee attains age 59-1/2, separates from his or her employer's service, dies or becomes disabled, except that cash distributions limited to the amount of premiums may be paid in the event of the employee's hardship. These restrictions apply to distributions attributable to contributions made after December 31, 1988 pursuant to a salary reduction agreement, earnings on those contributions, and earnings on amounts attributable to contributions held as of December 31, 1988 and made pursuant to a salary reduction agreement.

Individual Retirement Annuities. Sections 219, 408 and 408A of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

Corporate Pension and Profit-Sharing Plans.  Sections 401(a) and
403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish tax-qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contributions, distribution dates, and nonforfeitability of interests. In order to establish such a plan, a plan document, usually in a form approved in advance by the IRS, is adopted and implemented by the employer.

State and Local Government Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, certain tax-exempt organizations, political subdivisions, agencies, instrumentalities and certain affiliates of such entities which enjoy special treatment. The Contracts can be used with such plans.


             TEXAS OPTIONAL RETIREMENT PROGRAM
                       RESTRICTIONS

Section 36.105 of the Texas Education Code permits participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon:

   - termination of employment in the Texas public institutions of higher education,
   - retirement, or
   - death.

Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer before the Contract can be surrendered.


              DISTRIBUTION OF THE CONTRACTS

[TO THE LEFT OF THE NEXT PARAGRAPH THE FOLLOWING IS ENCASED IN A
BOX:    We pay brokers to sell the Contracts.]

Carillon Investments, Inc. ("Carillon Investments," a wholly-owned subsidiary of Union Central whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240), is the principal underwriter of the Contracts. Carillon Investments is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. We will pay Carillon Investments an amount no more than 5% of premiums received over the duration of the Contract, from which Carillon Investments will pay commissions to its own registered representatives or pay a reallowance to other broker-dealers who distribute the Contracts. When the surrender charges are reduced, the amount paid to Carillon Investments will be less than 5% of premiums.

                     VOTING RIGHTS

[to the left of the next paragraph the following is encased in a box: YOU INSTRUCT US HOW TO VOTE FUND SHARES.]

To the extent required by law, we will vote the Portfolio shares held by Carillon Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of Carillon Account. However, if legal requirements should change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

The number of votes which a person has the right to instruct will be calculated separately for each Subaccount. During the Pay-in Period, the number of votes for which you have a right to give instructions will be determined by dividing your Contract's accumulation value attributable to a subdivision by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the Annuitant has the voting interest. The number of votes during the Pay-out Period will be determined by dividing the reserve for that Contract held in a Subaccount by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the votes attributable to a Contract decrease as the reserves underlying the Contract decrease. In determining the number of votes, fractional shares will be recognized. Voting instructions will be solicited prior to a
Fund's shareholder meeting.   We will vote Fund shares held in
Carillon Account as to which we receive no timely instructions in proportion to the voting instructions received. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.


                PREPARING FOR YEAR 2000

Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues and we rely on service providers, including banks, custodians, and investment managers that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. We and our affiliates are devoting substantial resources to this effort. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. We currently anticipate that our systems will be Year 2000 compliant on or about June 30, 1999, but there can be no assurance that we will be successful. Our failure, or the failure of one of our service providers, to achieve timely and complete compliance could materially impair our ability to conduct our business, including our ability to accurately and timely value interests in the Contracts.

                     PERFORMANCE DATA

From time to time we may publish advertisements containing total return performance data relating to the Subaccounts of Carillon Account (including graphs, charts, tables and examples depicting that data). All performance data quoted represents only historical performance and is not intended to indicate future performance of the Subaccounts.

Total return for a Subaccount is the sum of all the Subaccount's earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measuring period, expressed as a percentage of the amount invested for a one-year period. The total return figures advertised are average annual total returns for periods of one year and, when applicable, five years and ten years, and since inception of the Subaccounts. Total return omitting the effect of surrender charges may also be advertised for the same and other periods, to illustrate change in the value of the Variable Account during times when there is no sur-render. Total return omitting the effect of charges not reflected in Accumulation Unit Values (surrender charges and the portion of the annual administration fee attributable to the Subaccount whose return is shown) may also be advertised for the same and other periods, usually in comparison with certain unmanaged market indices. Total return (whether including or excluding the effects of the charges described above) also may be shown in some advertisements on a cumulative basis.

                  FINANCIAL STATEMENTS

Financial statements of Carillon Account and Union Central are included in the SAI which may be obtained without charge by writing us at: P.O. Box 40409, Cincinnati, Ohio 45240-0409 or telephoning us at: 1-800-999-1840.

                     APPENDIX A

                   ACCUMULATION UNIT VALUES
       (for a unit outstanding throughout the period)

                                 Year ended December 31,
                       --------------------------------------------
                       1998      1997      1996      1995      1994
                       ----      ----      ----      ----      ----
EQUITY SUBACCOUNT
Accumulation unit
value at beginning
of period              $49.527   $41.682   $33.969   $27.147   $26.628

Accumulation unit
value at end of
period                 $41.397   $49.527   $41.682   $33.969   $27.147

Number  of
accumulation units
outstanding,
end of period          2,575,127 2,907,000 2,723,705 2,337,986 1,981,958

Payout unit value      $41.397   $49.527   $41.682   $33.969   $27.147

Number of payout
units outstanding,
end of period          8,295     8,952     9,142     9,796     10,476
                            Year ended December 31,
                       --------------------------------------------
                       1993      1992      1991      1990      1989
                       ----      ----      ----      ----      ----
EQUITY SUBACCOUNT
Accumulation unit
value at beginning
of period              $23.676   $21.491   $14.979   $17.977   $16.316

Accumulation unit
value at end of
period                 $26.628   $23.676   $21.491   $14.979   $17.977

Number of
accumulation units
outstanding,
end of period          1,723790  1,312,947 1,057,669 936,036   799,268

Payout unit value
Number of payout
units outstanding,
end of period

                                 Year ended December 31,
                       --------------------------------------------
                       1998      1997      1996      1995      1994
                       ----      ----      ----      ----      ----
BOND SUBACCOUNT
Accumulation unit
value at beginning
of period              $27.584   $25.210   $23.865   $20.341   $20.977

Accumulation unit
value at end of
period                 $29.003   $27.584   $25.210   $23.865   $20.341

Number of accumulation
units outstanding,
end of period          1,011,680 766,722   672,511   574,421   508,398

                            Year ended December 31,
                       --------------------------------------------
                       1993      1992      1991      1990      1989
                       ----      ----      ----      ----      ----
BOND SUBACCOUNT
Accumulation unit
value at beginning
of period              $19.014   $17.921   $15.424   $14.403   $13.199

Accumulation unit
value at end of
period                 $20.977   $19.014   $17.921   $15.424   $14.403

Number of accumulation
units outstanding,
end of period          513,613   348,420   283,493   285,370   250,631

                                 Year ended December 31,
                       --------------------------------------------
                       1998      1997      1996      1995      1994
                       ----      ----      ----      ----      ----
CAPITAL SUBACCOUNT
Accumulation unit
value at beginning
of period              $19.439   $18.367   $16.214   $14.394   $14.467

Accumulation unit
value at end of period $16.635   $19.439   $18.367   $16.214   $14.394

Number of accumulation
units outstanding,
end of period          1,879,419 2,590,389 2,632,591 2,521,521 2,271,375

                                  Year ended December 31,
                       --------------------------------------------
                       1993      1992      1991      1990        1989
                       ----      ----      ----      ----        ----
CAPITAL SUBACCOUNT
Accumulation unit
value at beginning
of period              $13,022   $12.241   $ 9.850   $10.000<F1>

Accumulation unit
value at end of period $14,467   $13.022   $12.241   $ 9.850

Number of accumulation
units outstanding,
end of period          1,790,938 1,181,036 627,636   279,289

                                 Year ended December 31,
                       --------------------------------------------
                       1998      1997      1996       1995      1994
                       ----      ----      ----       ----      ----
S&P 500 INDEX
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $14.878   $11.375   $10.00<F2>

Accumulation unit
value at end of
period                 $18.876   $14.878   $11.375

Number of accumulation
units outstanding,
end of period          3,469,857 2,041,455 869,681
                                 Year ended December 31,
                       --------------------------------------------
                       1998      1997      1996      1995      1994
                       ----      ----      ----      ----      ----
CAPITAL GROWTH
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $22.803   $17.041   $14.394   $11.351   $12.749

Accumulation unit
value at end of
period                 $27.733   $22.803   $17.041   $14.394   $11.351

Number of accumulation
units outstanding,
end of period          2,278,985 1,896,320 1,593,634 1,162,999

                                Year ended December 31,
                       --------------------------------------------
                       1993      1992        1991      1990      1989
                       ----      ----        ----      ----      ----
CAPITAL GROWTH
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $10.700   $10.000<F3>

Accumulation unit
value at end of
period                 $12.749   $10.700

Number of accumulation
units outstanding,
end of period          439,914   70,218
                                 Year ended December 31,
                       --------------------------------------------
                       1998      1997      1996      1995      1994
                       ----      ----      ----      ----      ----
SCUDDER INTERNATIONAL
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $17.256   $16.054   $14.192   $12.958   $13.259

Accumulation unit
value at end of period $20.180   $17.256   $16.054   $14.192   $12.958

Number of accumulation
units outstanding,
end of period          1,695,187 1,669,242 1,564,591 1,220,160 1,095,214
                                 Year ended December 31,
                       ---------------------------------------------
                         1993     1992        1991      1990      1989
                         ----     ----        ----      ----      ----
SCUDDER INTERNATIONAL
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $9.760   $10.000<F3>

Accumulation unit
value at end of period   $13.259  $9.760

Number of accumulation
units outstanding,
end of period            362,172  43,624

<F1> Commencement of operations was May 1, 1990.
<F2> Commencement of operations was May 1, 1996.
<F3> Commencement of operations was May 4, 1992.

                     ACCUMULATION UNIT VALUES
          (for a unit outstanding throughout the period)

                                 Year ended December 31,
                       --------------------------------------------
                       1998      1997      1996      1995      1994
                       ----      ----      ----      ----      ----
MONEY MARKET
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $16.627   $16.028   $15.468   $14.850   $14.526

Accumulation unit
value at end of period $17.280   $16.627   $16.028   $15.468   $14.850

Number of accumulation
units outstanding,
end of period          489,588   433,296   477,679   368,444   280,575
                            Year ended December 31,
                       --------------------------------------------
                       1993      1992      1991      1990      1989
                       ----      ----      ----      ----      ----
MONEY MARKET
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $14.369   $14.122   $13.576   $12.709   $11.846
Accumulation unit
value at end of period $14.526   $14.369   $14.122   $13.576   $12.709
Number of accumulation
units outstanding,
end of period          119,598   120,547   83,623    103,405   75,006
                                 Year ended December 31,
                       ------------------------------------------------
                         1998      1997      1996         1995     1994
                         ----      ----      ----         ----     ----
CAPITAL APPRECIATION
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $8.640    $9.062    $10.000<F2>

Accumulation unit
value at end of period   $8.344    $8.640    $9.062

Number of accumulation
units outstanding,
end of period            594,190   640,421   424,022
                                 Year ended December 31,
                       -----------------------------------------------
                         1998      1997      1996        1995     1994
                         ----      ----      ----        ----     ----
GROWTH WITH INCOME
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $14.521   $11.352   $10.000<F2>

Accumulation unit
value at end of period   $17.531   $14.521   $11.352

Number of accumulation
units outstanding,
end of period            1,960,448 1,002,705 425,068
                                 Year ended December 31,
                       --------------------------------------------
                         1998      1997      1996        1995     1994
                         ----      ----      ----        ----     ----
HIGH INCOME SUBACCOUNT
Accumulation unit
value at beginning
of period                $12.139   $10.841   $10.000<F2>

Accumulation unit
value at end of period   $11.961   $12.139   $10.841

Number of accumulation
units outstanding,
end of period            442,315   269,398   108,723

                                 Year ended December 31,
                       -----------------------------------------------
                         1998      1997         1996     1995     1994
                         ----      ----         ----     ----     ----

EMERGING GROWTH
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $12.409   $10.000<F3>

Accumulation unit
value at end of period   $16.431   $12.409

Number of accumulation
units outstanding,
end of period             855,018  224,193

                                 Year ended December 31,
                       --------------------------------------------
                          1998     1997         1996     1995     1994
                          ----     ----         ----     ----     ----

TEMPLETON INTERNATIONAL
SUBACCOUNT
Accumulation unit value
at beginning of period    $10.893  $10.000<F3>

Accumulation unit value
at end of period          $11.727  $10.893

Number of accumulation
units outstanding,
end of period             466,880  266,657

<F2> Commencement of operations was May 1, 1996.
<F3> Commencement of operations was May 1, 1997.

The S&P MidCap 400 Index Subaccount, Balanced Index Subaccount,
Total Return Subaccount and AIM V.I. Capital Appreciation
Subaccount did not exist on December 31, 1998.

                          APPENDIX B

                   IRA DISCLOSURE STATEMENT

Part I of this statement is designed to help you understand the requirements, as they exist for tax years beginning on and after 1-1-99, of federal tax law which apply to your traditional Individual Retirement Annuity (traditional IRA), your Simplified Employee Pension IRA (SEP-IRA for employer contributions), or to one purchased by your spouse (see Spousal IRAs below). Part II describes the requirements for your SIMPLE IRA, and Part III describes the requirements for your Roth IRA. You can obtain more information regarding your IRA either from your sales representative or from any district office of the IRS, or by obtaining Publication 590 from IRS.

Seven-day Review Period

You have seven days after you sign your application to review this statement and the prospectus without obligation. If you notify us or your sales representative either orally or in writing within the seven-day period that you want to revoke your application, your entire purchase payment will be refunded to you. Our address and telephone number are as follows:

      The Union Central Life Insurance Company
      P.O. Box 40888
      Cincinnati, Ohio 45240
      Telephone: (513) 595-2728 8:15 a.m.- 4:30 p.m. (Eastern
Time Zone)

Part I.  Traditional IRA and SEP-IRA

Eligibility Requirements

If neither you, nor your spouse, is an active participant (see
A. below) you may make a contribution of up to the lesser of $2,000 or 100% of compensation and take a deduction for the entire amount contributed. (Combined contributions to a traditional IRA and Roth IRA may not exceed $2,000 for the taxable year.) If you or your spouse is an active participant but have a combined adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution. If, however, you or your spouse is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA is scaled down and eventually eliminated.

A. Active Participant

You are an "active participant" for a year if you are covered by a retirement plan during any part of that year. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary-reduction arrangement (such as a tax-sheltered annuity arrangement or a 401(k) plan), a simplified employee pension plan (SEP), a SIMPLE plan, or a pension plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. (This includes Keogh/H.R. 10 plans.) Your Form W-2 for the year should indicate your participation status.

You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as

  - an Armed Forces Reservist, for less than 90 days of active service; or
  - a volunteer firefighter covered for firefighting service by a government plan, which will not provide more than $1,800 per year at age 65.

Of course, if you are covered in any other plan, these exceptions do not apply.

If your spouse is an active participant, by employing similar rules as above to his or her situation, but you are not, deductibility for your traditional IRA will be phased out as described below, unless you file separately and do not live together at any time during the tax year.

B. Adjusted Gross Income (AGI)

If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the "Threshold Level," you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, your Threshold Level is $31,000 for taxable years beginning in 1999. The Threshold Level if you are married and file a joint tax return is $51,000 for taxable years beginning in 1999, and if you are married but file a separate tax return, the Threshold Level is $0. If you are married but file separately and you live apart from your spouse for the entire year, the IRS will treat you as not being married for purposes of active participant status and the Threshold Level. Thus, your Threshold Level is $31,000 for 1999. The Threshold Level is established for future years as follows:

                     Joint Returns

         For taxable years            The applicable
           beginning in:              Threshold Level
         -----------------            ---------------
             1999                         $51,000
             2000                         $52,000
             2001                         $53,000
             2002                         $54,000
             2003                         $60,000
             2004                         $65,000
             2005                         $70,000
             2006                         $75,000
             2007 and thereafter          $80,000

                        "Single" Returns

         For taxable years            The applicable
           beginning in:              Threshold Level
         -----------------            ---------------

            1999                          $31,000
            2000                          $32,000
            2001                          $33,000
            2002                          $34,000
            2003                          $40,000
            2004                          $45,000
            2005 and thereafter           $50,000

If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI--Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000. You can estimate your Deduction Limit or calculate it as follows:


$10,000 minus Excess AGI divided by $10,000 times Maximum
Allowable Deduction equals Deduction Limit



You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,524, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

If you and your spouse file a joint tax return, and only one of you is an active participant, the applicable Threshold Level for the one who is not an active participant is $150,000 and the denominator of the fraction given above remains at $10,000.

Deductible Contributions

If you satisfy the eligibility requirements described above, contributions to your IRA will be deductible up to the deduction limit whether or not you itemize deductions on your federal income tax return. IRA or SEP-IRA contributions must be made by no later than the time you file your income tax return for that year (i.e., April 15 if you are a calendar-year taxpayer) with no extensions.

Under certain circumstances an employee may elect to have the employer make up to $10,000 (as adjusted for inflation) in salary-reduction contributions to a SEP. Under a SEP-IRA agreement, the maximum annual contribution which your employer may make to a SEP-IRA contract is 15% of your compensation. Compensation is limited to $160,000 in 1999 ( as adjusted for inflation.) Employer contributions to a SEP-IRA are excludable from the employee's gross income rather than being deductible.

If you or your employer should contribute more than the maximum contribution amount of your IRA or SEP-IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is:

       withdrawn before the end of the following year, or treated as a current contribution for the following year.

No contribution may be made to your traditional IRA or no independent contribution by you to your SEP-IRA during or after the tax year in which you attain age 70-1/2.

Nondeductible Contributions

Even if you are above the Threshold Level and thus may not make a deductible contribution of $2,000, you may still contribute up to the lesser of 100% of compensation or $2,000 to a traditional IRA. The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS by including form 8606 as a part of your tax return for the year. There is a $50 penalty for failure to file Form 8606, entitled Nondeductible IRA Contributions, IRA Basis, and Nontaxable IRA Distributions.

You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the IRA and designate that portion as a nondeductible contribution on your tax return.

Spousal IRAs

Your spouse may make a contribution to a spousal IRA if he or she files a joint tax return with you and his or her gross income (if any) for the taxable year is less than yours. The maximum amount allowable as a contribution to the spousal IRA is limited to the lesser of (a) $2,000, and (b) the total of both spouses' gross income reduced by the amount contributed for your own IRA and your own Roth IRA. This means that the total contributions that can be made to your and your spouse's IRAs can be as much as $4,000 for the taxable year.

The amount which your spouse may deduct for a spousal IRA is limited by application of the rules for active participation as described in "Eligibility Requirements," above.

You may not make a contribution to your IRA for any tax year during which and after you attain age 70-1/2. Your spouse, however, may make contributions to his or her spousal IRA until the tax year in which he or she reaches age 70-1/2 if the other conditions mentioned in the previous paragraphs are met.

Rollover Contributions

Once every year, you are permitted to withdraw any portion of the value of your traditional IRA or SEP-IRA and reinvest it in another traditional IRA. Withdrawals may also be made from other traditional IRAs and contributed to this IRA. This transfer of funds from one traditional IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another traditional IRA within 60 days after the date it is received. You will not be allowed a tax deduction for the amount of any rollover contribution. A direct transfer of funds from one IRA to another IRA is permitted. Such direct transfers are not limited to one per year.

A similar type of rollover can be made with the proceeds of a qualified distribution from a qualified retirement plan (including TDA and HR-10 plans). Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Internal Revenue Code. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later rollover such a contribution to another qualified retirement plan as long as you have not mixed it with IRA or SEP-IRA contributions.

Premature Distributions

At no time can interest in your IRA or SEP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEP-IRA as a security for a loan or borrow on your IRA or SEP-IRA. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP-IRA to anyone. Use of an IRA or SEP-IRA as security or assignment of it to another will invalidate the entire annuity. The portion attributable to your deductible contributions and all earnings will be includable in your income in the year it is invalidated and will be subject to a 10% penalty if you are not at least age 59-1/2 or totally disabled, or if you do not meet certain other limited exceptions. (You may, however, assign your IRA or SEP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA or SEP-
IRA. In the case of a surrender which does not qualify as a rollover, the amount withdrawn which is attributable to your deductible contributions and all earnings will be includable in your income and subject to the 10% penalty if you are not at least age 59-1/2 or totally disabled, or if you do not meet certain other limited exceptions described in the following sentences.
The 10% penalty does not apply to:

  - an amount equal to medical expenses in excess of 7.5% of your Adjusted Gross Income (AGI), or
  - amounts withdrawn to pay for medical expenses for you and your spouse and dependents if you have separated from employment and received unemployment compensation for at least 12 consecutive weeks, and the withdrawal is made in the year unemployment compensation is received or in the following year, or
  - surrenders for "qualified higher education expenses," or
  - a withdrawal up to $10,000 which is a "qualified first-time home distribution."

Qualified higher education expenses include tuition, as well as room and board, fees, books, supplies and equipment required for enrollment or attendance at a post-secondary education institution. Such qualified higher education expenses may be incurred by you or your spouse, or any child or grandchild of you or your spouse. A qualified first-time home distribution is one which is used within 120 days to rebuild, build or buy your principal residence or the principal residence of your spouse, child, grandchild or ancestor in a situation in which you or your spouse did not have any ownership interest in a principal residence in the two years ending on the date of acquisition of the residence at issue.

There is no 10% penalty if the IRA distributions are in substantially equal amounts (at least annually) over your life or life expectancy, or the joint lives or life expectancies of you and your beneficiary, and there is no 10% penalty for payments due to your death.

The 10% penalty tax does not apply to the distribution of excess contributions if you receive such distribution on or before the due date (including extensions of time) for filing your tax return, you did not deduct such excess contribution, and you also received the net income attributable to such excess contribution. However, the net income must be reported and may be subject to the 10% penalty tax. Unless you are 59-1/2, totally disabled, or meet the limited exceptions mentioned in the previous paragraph, a 10% penalty tax will be imposed on the part of an excess contribution greater than $2,000 which is withdrawn after your tax filing date.

Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

Remaining Nondeductible Contributions divided by Year-end total of traditional IRA account balances times Total Distributions
(for the year) equals Nontaxable Distribution (for the year)


To compute the year-end total of traditional IRA account balances you treat all of your traditional IRAs as a single IRA.
This includes all traditional IRAs, as well as SEP-IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

Distributions

A. Inadequate or Underdistributions 50% Tax

Your IRA or SEP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either receive a lump-sum distribution of your IRA or start to receive distribution payments by the April 1 following the end of the calendar year in which you attain age 70-1/2. If you elect other than a lump-sum distribution, the distribution must begin not later than the commencement date previously stated, and for each succeeding year a distribution must be made on or before December 31. If the payments are not sufficient to meet the requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

B. Distribution Forms

By the required beginning date, you may elect to have the balance in the account disbursed in one of the following forms:

   - a single sum payment;
   - equal or substantially equal payments over your life;
   - equal or substantially equal payments over the lives of you and your designated beneficiary;
   - equal or substantially equal payments over a specified period that may not be longer than your life expectancy; or
   - equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of you and your designated beneficiary.

C. Death Benefits

If you die before your entire interest is distributed, the entire remaining interest will be disbursed as follows:

- If you die on or after disbursements have begun under B., the entire remaining interest must be disbursed at least as rapidly as provided under B.

- If you die before disbursements have begun under B., the entire remaining interest must be disbursed as elected by you or, if you have not so elected, as elected by the beneficiary or beneficiaries, as follows:

   - by December 31st of the year containing the fifth
anniversary
    of your death;        or

  - in equal or substantially equal payments over a period no longer than the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31st of the
    year following the year of your death. If, however, the beneficiary is your surviving spouse, then this disbursement is not required to begin before December 31st of the year in which you would have turned 70-1/2.

Unless you otherwise elect prior to the commencement of disbursements under B or, if applicable, by the surviving spouse where you die before disbursements have commenced, life expectancies of you or your spouse beneficiary shall be recalculated annually for purposes of disbursements under B and
C. An election not to recalculate shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary shall not be recalculated.

Prototype Status

The IRS reviewed the format of your IRA, and issued an opinion letter to us on May 19, 1986, stating that your IRA qualifies as a prototype IRA.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for distribution underpayments), you must file Form 5329 with the IRS. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

Part II.  SIMPLE IRA

A SIMPLE-IRA is one that is issued in conjunction with your employer's "savings incentive match plan for employees" (SIMPLE-IRA plan) which meets the requirements of Section 408 (p) of the Internal Revenue Code (Code). You should consult with your employer concerning the actual provisions of the SIMPLE-IRA plan pertaining to participation requirements, the amount of employee and employer contributions and other SIMPLE-IRA plan provisions. The following discussion concerns your SIMPLE-IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, above or the discussion in Part III of Roth IRA, unless otherwise noted.

Contributions

Your SIMPLE IRA will accept only a cash contribution made by an employer on your behalf under a SIMPLE-IRA plan that meets the requirements of Section 408(p) of the Code, and a rollover contribution or a transfer of assets from another SIMPLE-IRA of yours. No other contributions will be accepted.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

Rollovers and Transfers

Prior to the expiration of the two-year period beginning on the date you first participated in any SIMPLE-IRA plan maintained by your employer, any rollover or transfer by you of funds from this SIMPLE-IRA must be made to another SIMPLE-IRA of yours.
Any distribution of funds to you during this two-year period may be subject to a 25% additional tax as a premature distribution if you do not roll over the amount distributed into a SIMPLE-IRA. After the expiration of this two-year period, you may roll over or transfer funds to any of your IRAs that are qualified under Section 408(a), (b) or (p) of the Code.

Premature Distributions, Distributions and Reporting to the IRS

Rules similar to those pertaining to SEP-IRAs as discussed in
Part I, above, in relation to premature distributions and distributions generally apply to your SIMPLE-IRA. See the section entitled "Reporting to the IRS" in Part I for an appropriate discussion of those requirements.

Prototype Status

The IRS reviewed the format of your SIMPLE IRA and issued an opinion letter to us on September 26, 1997, stating that your Contract qualifies as a prototype SIMPLE-IRA.

Part III.  Roth IRA

The Taxpayer Relief Act of 1997 created a new type of IRA called the Roth IRA, effective for tax years beginning in 1998. Such an IRA must meet the requirements of Section 408A of the Code. The following discussion concerns your Roth IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, or the discussion of the SIMPLE-IRA in Part II, above, unless otherwise noted.

Contributions

If your Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in
Section 408A(e) of the Code, it will accept only cash contributions and only up to a maximum amount of $2,000 for any of your tax years. (The aggregate amount of contributions for all of your Roth IRAs and traditional IRAs may not exceed $2,000.) If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted. Contributions may be made even after you attain age 70-1/2.

A Roth Conversion IRA is a Roth IRA that accepts only IRA
Conversion Contributions made during the same tax year.

IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a non-Roth IRA to a Roth IRA. A non-Roth IRA is an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code, other than a Roth IRA.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

Limitations on Contributions

The $2,000 limit described in the previous section is gradually reduced to $0 between certain levels of Adjusted Gross Income ("AGI"). If you are single, the $2,000 annual contributions is phased out between AGI of $95,000 and $110,000; if you are married and file jointly, between AGI of $150,000 and $160,000; and if you are married and file separately, between $0 and $10,000. You may not make an IRA Conversion Contribution during a tax year if your AGI for that year exceeds $100,000 or if you are married and file a separate return for that tax year. Roth IRA contributions must be made no later than the time you file your income tax return for that year (i.e., April 15, if you are a calendar year taxpayer) with no extensions.

If you should contribute more than the maximum contribution amount to your Roth IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your Roth IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution. (See Reporting to the IRS in Part I, above.).

Tax Treatment of Contributions

No federal tax deduction is allowed for your contributions to a Roth IRA.

Required Distribution on Benefits (Required Only Upon Your
Death)

(The term "designated beneficiary" means any individual designated as beneficiary by you.)

A. If you die before your entire interest is distributed and your surviving spouse is not your sole designated beneficiary, the entire remaining interest will at your election, or it you have not so elected, at the election of the designated beneficiary, either:

   (1) be distributed by December 31 of the year containing the fifth anniversary of your death; or

   (2) be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following your death. If distributions do not begin by the date described in (2) above, distribution method (1) will apply.

B. In the case of distribution method (A)(2) above, to determine the minimum annual payment for each year, divide your entire interest as of the close of business on December 31 of the preceding year, by the life expectancy of the designated beneficiary, using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence, and subtract one for each subsequent year.

C. If your spouse is your sole designated beneficiary on your death, such spouse will then be treated as you, the person originally establishing this Roth IRA.

Taxation of Distributions.

A distribution from your Roth IRA is not includible in income if it is a "qualified distribution." A "qualified distribution" is one that is not made within the first five years beginning with the first tax year in which you made a contribution to your Roth IRA, and which is made when you are at least age 59-1/2 or totally disabled or to your estate upon your death or due to a qualified first-time home distribution. (See the discussion under the Premature Distributions section of Part I, above, concerning what a qualified first-time home distribution is.)

If a distribution from your Roth IRA is not a qualified distribution as described in the previous paragraph, it will be includible in your income to the extent that it is not treated as made from a contribution. This is determined by adding your current distribution to the total amount of all previous distributions and comparing this total with the amount of your contributions to your Roth IRA.

If, within the 5 year period starting with the year of a Conversion Contribution, any part of a withdrawal from this Roth
IRA is from the taxable part of an amount converted, the 10% tax on premature distributions applies, unless one of the exceptions applies.

For purposes of determining the correct tax treatment of withdrawals (other than the withdrawal of excess contributions and the earnings on them), the following rule sets forth the order of withdrawal:

   1.   regular contributions;
   2. Conversion Contributions, on a first-in-first-out basis, and then taken account of as the taxable portion first and then the nontaxable portion;
   3.   earnings on contributions.

As with a Traditional IRA, you may not use your Roth IRA as a security for a loan or borrow on your Roth IRA.

Prototype Status

Your Roth IRA is deemed to meet the statutory requirement for a Roth IRA pursuant to IRS guidelines.

Part IV.  Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA, for example, going from a Roth IRA to a traditional IRA. This is called recharacterizing the contribution.

To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a trustee-to-trustee transfer.
If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. The contribution will not be treated as having been made to the second IRA unless the transfer includes any net earnings allocable to the contribution. After the transfer has taken place, you cannot change your election to recharacterize.

APPENDIX I FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the CARILLON FUND, INC.

Cross reference the Prospectus as filed with the SEC via EDGAR:
Accession No.   0000743773-99-000012

APPENDIX II FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the MFS EMERGING GROWTH SERIES, MFS GROWTH WITH INCOME SERIES, THE
MFS HIGH INCOME SERIES AND THE TOTAL RETURN SERIES which are four series of the MFS Variable Insurance Trust.

Cross reference the Prospectus as filed with the SEC via EDGAR:

Accession No.   0001029869-99-000498

APPENDIX III FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the SCUDDER MONEY MARKET PORTFOLIO, SCUDDER CAPITAL GROWTH PORTFOLIO and SCUDDER INTERNATIONAL PORTFOLIO, which are portfolios of the Scudder Variable Life Investment Fund.

Cross reference the Prospectus as filed with the SEC via EDGAR:

Accession No. 0000088053-99-000488

APPENDIX IV FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the AMERICAN CENTURY VP CAPITAL APPRECIATION FUND, a portfolio of
American Century Variable Portfolios, Inc.

Cross reference the prospectus as filed with the SEC via EDGAR:

Accession No. 0000814680-99-000006


APPENDIX V FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the TEMPLETON INTERNATIONAL FUND, a portfolio of Templeton Variable
Products Series Fund.

Cross reference the prospectus as filed with the SEC via EDGAR:

Accession No. 0000829959-99-000022

APPENDIX VI FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the AIM V.I. CAPITAL APPRECIATION FUND, a portfolio of AIM Variable
Insurance Funds, Inc.

Cross reference the prospectus as filed with the SEC via EDGAR:
Accession No. 0000950129-99-002037

                          CARILLON ACCOUNT
-------------------------------------------------------------

                                 of

            THE UNION CENTRAL LIFE INSURANCE COMPANY

  1876 Waycross Road   Cincinnati, Ohio 45240   513-595-2600



              STATEMENT OF ADDITIONAL INFORMATION


May 1, 1999

       This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Account's ("CA") current Prospectus, dated May 1, 1999, which may be obtained by calling The Union Central Life Insurance Company ("Union Central") at (513) 595-2600, or writing to P.O. Box 40409, Cincinnati, Ohio 45240-0409.





                       TABLE OF CONTENTS

                                                         Page

Distribution of Contracts ..............................  B-2
Determination of Annuity Payments ......................  B-2
Performance Data Advertising ...........................  B-3
Federal Tax Matters ....................................  B-4
Miscellaneous Contract Provisions ......................  B-6
Custody of CA's Assets .................................  B-7
Experts ................................................  B-7
Financial Statements of CA and of Union Central

---------------------------------------------------------------

                      DISTRIBUTION OF CONTRACTS

   Contracts are offered on a continuous basis through life insurance agents of Union Central who are also registered representatives of Carillon Investments, Inc., or another broker-dealer member of the National Association of Securities Dealers, Inc.

   As underwriter of the Contracts, the following distribution fees were paid to Carillon Investments, Inc., by Union Central:

                    Year   Amount
                    ----   ----------
                    1998   $3,313,196
                    1997   $3,447,836
                    1996   $2,723,411


                  DETERMINATION OF ANNUITY PAYMENTS

   The amount of the first Variable Annuity payment is calculated by applying the Accumulation Value (less any premium tax charge deducted at this time), measured as of a date not more than 10 business days prior to the Maturity Date, to the Annuity Tables in the Contract. This is done separately for each amount to be used to provide an annuity reserved for in a different Subaccount.

   The first Variable Annuity payment is divided by the appropriate Annuity Unit value (as of the same date that the amount of the first payment was determined) to determine the number of Annuity Units upon which later annuity payments will be based. This number of Annuity Units will not change. Variable Annuity payments after the first will be equal to the number of Annuity Units determined in this manner times the Annuity Unit value for each respective Subaccount calculated on a uniform basis not more than 10 business days before each annuity payment is due.

   Annuity Unit Value - The value of an Annuity Unit in each
Subaccount of CA was initially set at $10. Annuity Units of each Subaccount are valued separately and will vary with the investment experience of the particular Subaccount.

   The value of the Annuity Unit for each Subaccount at the end of any valuation period is calculated by: (a) multiplying the prior Annuity Unit value by the Subaccount's Net Investment Factor for the period; and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the dollar amount of the first Variable Annuity payment. In this manner, the Annuity Unit values will most likely change (except when the investment performance exactly equals the assumed interest rate) for each annuity payment (although the number of Annuity Units will remain fixed) and therefore the amount of the Variable Annuity payments will most likely vary.

                  Performance Data Advertising


   As noted in the Prospectus, CA occasionally may publish advertisements that contain total return performance data relating to its Subaccounts. Tables of historical Accumulation Unit Values for each Subaccount may be included in advertising or sales literature that contains total return calculations as described below. The following table sets forth the performance data for each of the Subaccounts of the type that will be used in advertising, in each case for the period ended December 31, 1998.

                                        Average Annual Total Return
                                     (Based on Accumulation Unit Values)
                                     -----------------------------------
                          Inception    One     Five    Ten     Since
Subaccounts                    Date    Year    Years   Years   Inception
-----------               ---------    ----    -----   -----   ---------
Equity                    6/7/85       -16.42% -9.23%  9.76%   11.03%
Bond                      8/26/85       5.14%   6.69%  8.19%    8.30%
Capital                   5/2/90       -14.37%  2.84%   --      6.05%
S&P 500 Index             5/1/96       26.87%   --      --     26.88%
Scudder International     5/1/92       16.94%   8.76%   --     11.10%
Capital Growth            5/1/92       21.62%  16.82%   --     16.52%
Money Market *            7/15/85       4.05%   3.55%  3.84%    4.11%
Capital Appreciation      5/1/96       -3.43%   --      --     -6.56%
Growth with Income        5/1/96       20.73%   --      --     23.41%
High Income               5/1/96       -1.46%   --      --      6.94%
Emerging Growth           5/1/97       32.41%   --      --     34.66%
Templeton International   5/1/97        7.66%   --      --     10.02%

                                        Average Annual Total Return
                                        (Standardized Total Return)
                                     -----------------------------------

                          Inception    One      Five    Ten     Since
Subaccounts                    Date   Year      Years   Years   Inception
-----------               ---------   ----      -----   -----   ---------
Equity                    6/7/85      -22.34%    8.23%   9.60%  10.76%
Bond                      8/26/85      -2.30%    5.72%   8.04%   8.05%
Capital                   5/2/90      -20.44%    1.90%    --     5.92%
S&P 500 Index             5/1/96       17.90%     --      --    23.87%
Scudder International     5/1/92        8.67%     7.77%   --    10.64%
Capital Growth            5/1/92       13.02%    15.75%   --    16.04%
Money Market *            7/15/85      -3.31%     2.60%  3.69%   3.86%
Capital Appreciation      5/1/96      -10.26%     --      --    -8.79%
Growth with Income        5/1/96       12.19%     --      --    20.48%
High Income               5/1/96       -8.44%     --      --     4.40%
Emerging Growth           5/1/97       23.05%     --      --    28.83%
Templeton International   5/1/97        0.04%     --      --     5.25%

* Although the Money Market Subaccount began investing in the Scudder Variable Life Investment Fund Money Market Portfolio on November 12, 1993, the performance data quoted reflects the performance of the Scudder Fund Money Market Portfolio since the inception of the Money Market Subaccount.

   Average annual total return is the average annual compounded rate of return that equates a purchase payment on the first day to the market value of that purchase payment on the last day of the period for which total return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. Expenses and charges incurred by the Fund and charges measured as a percentage of Subaccount assets are reflected in changes in unit values. The typical effect of the annual administration fee is included in the total return calculations, other than those measured by changes in Accumulation Unit Value, by multiplying $30 by the total number of contracts in CA and then dividing that total by the average net assets of CA (including contract assets allocated to the Guaranteed Account) for the year measured. The resulting percentage is then multiplied by the average value of the $1,000 investment during the year measured. For less than one year periods, 1/365 of the fee is assumed to be deducted for each day of the period. Total return figures that include the impact of surrender charges assume that the investment is withdrawn from the Subaccount at the end of the period for which return is calculated.

   From time to time, advertisements for CA may include comparisons of performance of the Subaccounts to that of various market indices, including, but not limited to: the Salomon Brothers Investment Grade Bond Index, the Salomon Brothers U.S. Treasury Bill Index, the Shearson Lehman Government/Corporate Bond Index, the S&P 500 Index, the Dow Jones Industrial Average, the Donoghue Money Fund 30-Day Average Yield, and the Lipper Variable Insurance Products Performance Analysis Service.

   CA advertisements may also include performance rankings (or information based on those rankings) compiled by various independent organizations, including but not limited to: LIPPER ANALYTICAL SERVICES MUTUAL FUNDS SURVEY, LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE, THE VARDS REPORT, SYLVIA PORTER PERSONAL FINANCE, FINANCIAL SERVICES WEEK, CONSUMER REPORTS, MONEY MAGAZINE, FORBES MAGAZINE, and FORTUNE MAGAZINE.


                   FEDERAL TAX MATTERS

Taxation of Union Central

   Union Central is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code ("Code"). Since CA is not an entity separate from Union Central, and its operations form a part of Union Central, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of CA are reinvested and taken into account in determining the Accumulation and Annuity Unit values. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a Contract issued in connection with CA. Accordingly, Union Central does not anticipate that it will incur any federal income tax liability attributable to CA, and therefore Union Central does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Union Central being taxed on income or gains attributable to CA or certain types of Contracts, then Union Central may impose a charge against CA (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contracts

   Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying the Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Separate Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed in regulations, which affect how the assets in each Portfolio of the Funds in which the Separate Account invests may be invested. Union Central does not have control over the Funds or their investments. However, Union Central believes that each Portfolio in which the Separate Account owns shares will meet the diversification requirements and that therefore the Contracts will be treated as annuities under the Code.

   The Treasury has stated that regulations on diversification requirements do not provide guidance concerning the extent to which contract holders may direct their investments to the Portfolios of the Funds. Regulations in this regard may be issued in the future. It is possible that when regulations are issued the Funds may not be in compliance with such regulations. Although Union Central can provide no assurances that any such regulations will not adversely affect the tax treatment of existing Contracts in all events, based upon a private letter ruling Union Central has received on the Contracts, Union Central believes that any such regulations would be applied only on a prospective basis. For these reasons, Union Central reserves the right to modify the Contract as necessary to prevent the contract holder from being considered the owner of the assets of the Funds or otherwise to qualify the contract for favorable tax treatment.

   In addition, Nonqualified Contracts will not be treated as annuity contracts for purposes of Section 72 unless such contracts provide: (a) that if the contract holder dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract holder's death; and (b) if the contract holder dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the contract holder. These requirements should be considered satisfied if any portion of the contract holder's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such designated beneficiary (or over a period that does not extend beyond the life expectancy of the designated beneficiary) and such distributions begin within one year of the contract holder's death. (A contract holder's designated beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person.) However, if the contract holder's designated beneficiary is the surviving spouse of the contract holder, the contract may be continued in the name of the spouse as the contract holder. Union Central believes that the Contracts described in this Prospectus meet these requirements. However, no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements. Other rules may apply to Qualified Contracts.

   For a discussion of the tax treatment of the contracts as annuities under Section 72, see "Tax Status of the Contracts" in the Prospectus.


              MISCELLANEOUS CONTRACT PROVISIONS

Delay of Payments

   Union Central will pay all amounts due from the Variable
Account under the Contract within seven days, unless:

   (1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

   (2) An emergency exists as defined by the Securities and Exchange Commission; or

   (3) The Securities and Exchange Commission permits delay for the protection of the security holders.

Participating

   The Contract is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by Union Central's Board of Directors in its sole discretion. Union Central anticipates that such participation, if at all, will be small in amount and will occur only in later years of the Contract.

Misstatement and Proof of Age, Sex or Survival

   Proof of age, sex, or survival of the Annuitant and any contingent Annuitant may be required prior to making annuity payments under any Annuity Option which depends on the continuation of life. If any age or sex has been misstated, Union Central will pay the amounts which would have been provided at the correct age and sex. After the annuity payments begin, Union Central will make up any underpayments in a lump sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the overpayment is made up.

Settlements

   Union Central may require the return of the Contract prior to any settlement. Due proof of the Annuitant's death must be received prior to settlement of a death claim.

Assignments

   The Contract Owner may assign the Contract prior to the Maturity Date and during the Annuitant's lifetime, subject to the rights of any irrevocable Beneficiary, although the ability to assign certain Qualified Contracts may be restricted. An assignment will not be binding until received in writing by Union Central, and Union Central will not be responsible for the validity of an assignment. An assignment or pledge of the Contract may result in income tax liability to the owner.

   No Beneficiary may assign benefits under the Contract until they are due, and to the extent permitted by law, payments are not subject to the debts of any Beneficiary or to any judicial process for payment of the Beneficiary's debts.

Modification

   Union Central may not modify the Contract without the consent of the Contract Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.


                   CUSTODY OF CA'S ASSETS

   Title to the assets of CA is held by Union Central. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.


                             EXPERTS

   The financial statements of CA at December 31, 1998 and the statements of financial condition of Union Central at December 31, 1998 and 1997 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                          CARILLON ACCOUNT
                        FINANCIAL STATEMENTS
                     YEAR ENDED DECEMBER 31, 1998

Report of Independent Auditors
============================================================

To the Contractholders of Carillon
   Account and the Board of Directors of
   The Union Central Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Carillon Account (comprised of the Carillon Fund, Inc.'s Equity, Capital, Bond, and S&P 500 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, the MFS Variable Insurance Trust's Growth with Income, High Income, and Emerging Growth Subaccounts, the American Century Variable Portfolios, Inc.'s Capital Appreciation Subaccount and the Templeton Variable Products Series Fund's International Subaccount) as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the applicable transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Carillon Account at December 31, 1998, the results of their operations for the year then ended and changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Cincinnati, Ohio
March 5, 1999


                                            CARILLON ACCOUNT
                                     STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
                                           Carillon Fund, Inc.
                                           (affiliated issuers)
                                 ---------------------------------------------
                                                                    S&P 500
                              Equity       Capital      Bond        Index
                              Subaccount   Subaccount   Subaccount  Subaccount
ASSETS
Investments in securities
of unaffiliated issuers,
at fair value (cost
$8,462,248; $44,973,271;
$28,965,842; $28,319,396;
$5,426,376; $11,764,717;
$5,302,782; $5,605,202)          --           --           --          --

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost
$118,678,232; $37,820,902;
$29,144,815; $50,694,386)   $106,960,514 $31,286,488  $29,342,123  $65,496,962

Total Invested Assets       $106,960,514 $31,286,488  $29,342,123  $65,496,962

OTHER ASSETS
& (LIABILITIES)               (15,739)      (2,765)       (551)       (495)

NET ASSETS
(Contract Owners' Equity)   $106,944,775 $31,283,723  $29,341,572  $65,496,467

Accumulation units          2,575,126.63 1,879,419.27 1,011,679.98 3,469,857.07

Net asset value             $41.39656    $16.64542    $29.00282    $18.87584

Payout units                8,295.16        ---          ---          ---

Net asset value             $41.39656       ---          ---          ---
                                                Scudder Variable Life
                                                   Investment Fund
                                                (unaffiliated issuers)
                                     ---------------------------------------
                                     Money        Capital
                                     Market       Growth       International
                                     Subaccount   Subaccount   Subaccount
ASSETS
Investments in securities of
unaffiliated issuers, at fair
value (cost $8,462,248;
$44,973,271; $28,965,842;
$28,319,396; $5,426,376;
$11,764,717; $5,302,782;
 $5,605,202)                         $8,462,248   $63,203,262  $34,208,269

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost
$118,678,232; $37,820,902;
$29,144,815; $50,694,386)              ---            ---          ---

Total Invested Assets                $8,462,248   $63,203,262  $34,208,269

OTHER ASSETS & (LIABILITIES)           (2,463)        (42)           1,002

NET ASSETS
(Contract Owners' Equity)            $8,459,785   $63,203,220  $34,209,271

Accumulation units                   489,587.90   2,278,984.71 1,695,186.53
Net asset value                      $17.27940    $27.73306     $20.18024
Payout units                           ---          ---          ---
Net Asset Value                        ---          ---          ---

                                              MFS Variable
                                             Insurance Trust
                                          (unaffiliated issuer)
                                    ----------------------------------
                                      Growth       High       Emerging
                                    with Income   Income      Growth
                                    Subaccount   Subaccount   Subaccount
ASSETS
Investments in securities of
unaffiliated issuers, at fair
value (cost $8,462,248;
$44,973,271; $28,965,842;
$28,319,396; $5,426,376;
$11,764,717; $5,302,782;
 $5,605,202)                        $34,368,648  $5,290,103   $14,048,243

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost
$118,678,232; $37,820,902;
$29,144,815; $50,694,386)              ---          ---          ---

Total Invested Assets               $34,368,648  $5,290,103   $14,048,243

OTHER ASSETS & (LIABILITIES)                423         638           189

NET ASSETS
(Contract Owners' Equity)           $34,369,071  $5,290,741   14,048,432

Accumulation units                  1,960,448.36 442,315.26   855,017.91
Net asset value                     $17.53123    $11.96147    $16.43057
Payout units                           ---          ---          ---
Net Asset Value                        ---          ---          ---



                                    American Century        Templeton Variable
                                Variable Portfolios, Inc.  Products Series Fund
                                (unaffiliated issuers)    (unaffiliated issuer)
                                ------------------------   --------------------
                                    Capital
                                    Appreciation             International
                                    Subaccount               Subaccount
ASSETS
Investments in securities of
unaffiliated issuers, at fair
value (cost $8,462,248;
$44,973,271; $28,965,842;
$28,319,396; $5,426,376;
$11,764,717; $5,302,782;            $4,958,287               $5,475,020

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost
$118,678,232; $37,820,902;
$29,144,815; $50,694,386)             ---                       ---

Total Invested Assets               $4,958,287               $5,475,020

OTHER ASSETS & (LIABILITIES)           (212)                     (8)

NET ASSETS
(Contract Owners' Equity)           $4,958,075               $5,475,012

Accumulation units                  594,189.90               466,879.96
Net asset value                     $8.34426                 $11.72681
Payout units                           ---                      ---
Net Asset Value                        ---                      ---

The accompanying notes are an integral part of the financial statements.

                             CARILLON ACCOUNT
                         STATEMENT OF OPERATIONS
============================================================================
YEAR ENDED DECEMBER 31, 1998
                                           Carillon Fund, Inc.
                                           (affiliated issuers)
                                 ---------------------------------------------
                                                                   S&P 500
                             Equity        Capital      Bond       Index
                             Subaccount    Subaccount   Subaccount Subaccount
INVESTMENT INCOME
  Dividend income            $20,602,152   $3,954,252   $1,952,248 $1,588,896

EXPENSES
  Mortality and expense
    risk charge               1,418,822       450,412      264,692    490,301
Administration fee              330,213       104,478       62,509    116,532
                             -----------    ----------  ---------- -----------


Total expenses                 1,749,035      554,890     327,201    606,833
                             -----------    ----------  ---------- -----------
NET INVESTMENT INCOME (LOSS)  18,853,117    3,399,362   1,625,047    982,063

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)
 on investments                4,726,040    (1,519,853)    10,407      460,154

Net unrealized appreciation
(depreciation)of investments (47,211,185)   (8,463,137)  (483,065)   9,709,828
                             ------------   ----------  ---------- -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS   (42,485,145)   (9,982,990)  (472,658)  10,169,982
                             ------------   ----------  ---------- -----------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                   ($23,632,028) ($6,583,628) $1,152,389 $11,152,045
                             ============   ==========  ========== ===========

The accompanying notes are an integral part of the financial statements.

                                                Scudder Variable Life
                                                   Investment Fund
                                                (unaffiliated issuers)
                                     ---------------------------------------
                                     Money        Capital
                                     Market       Growth      International
                                     Subaccount  Subaccount   Subaccount
INVESTMENT INCOME
  Dividend income                    $372,117     $2,834,044   $3,973,941

EXPENSES
  Mortality and expense
    risk charge                        76,478        555,444      341,401
Administration fee                     17,999        130,942       80,246
                                     --------     ----------   ----------
Total expenses                         94,477        686,386      421,647

NET INVESTMENT INCOME (LOSS)          277,640      2,147,658    3,552,294
                                     --------    -----------   ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments                       ---         1,101,198      793,314

Net unrealized appreciation
 (depreciation)of investments          ---         7,043,071      449,974
                                     --------    -----------   ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS           ---         8,144,269    1,243,288
                                     --------    -----------   ----------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS             $277,640    $10,291,927   $4,795,582
                                     ========    ===========   ==========

                                              MFS Variable
                                             Insurance Trust
                                          (unaffiliated issuer)
                                    ----------------------------------
                                      Growth       High       Emerging
                                    with Income   Income      Growth
                                    Subaccount   Subaccount   Subaccount
INVESTMENT INCOME
  Dividend income                    ---         $ 276,231       $47,060

EXPENSES
  Mortality and expense
    risk charge                        246,712      48,087        77,724
Administration fee                      58,795      11,390        18,764
                                    ----------    --------    ----------
Total expenses                         305,507      59,477        96,488
                                    ----------    --------    ----------
NET INVESTMENT INCOME (LOSS)          (305,507)    216,754       (49,428)
                                    ----------    --------    ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments                       716,995      32,595       165,546

Net unrealized appreciation
 (depreciation)of investments        3,957,672    (374,632)    2,275,596
                                    ----------    --------    ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS        4,674,667    (342,037)    2,441,142
                                    ----------    --------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS            $4,369,160   ($125,283)   $2,391,714
                                    ==========    ========    ==========

                                    American Century        Templeton Variable
                                Variable Portfolios, Inc.  Products Series Fund
                                (unaffiliated issuers)    (unaffiliated issuer)
                                ------------------------   --------------------
                                    Capital
                                    Appreciation             International
                                    Subaccount               Subaccount
INVESTMENT INCOME
  Dividend income                    $ 267,170               $215,802

EXPENSES
  Mortality and expense
    risk charge                         53,966                 47,162
Administration fee                      12,580                 11,214
                                     ---------               --------
Total expenses                          66,546                 58,376
                                     ---------               --------
NET INVESTMENT INCOME (LOSS)           200,624                157,426
                                     ---------               --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments                     (328,073)                42,335

Net unrealized appreciation
 (depreciation)of investments         (90,825)               (71,075)
                                     ---------               --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS         (418,898)               (28,740)
                                     ---------               --------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS            ($218,274)               $128,686
                                     =========               ========


The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                            Carillon Fund, Inc.
                                            Equity Subaccount

                                           Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                  $ 18,853,117   $ 13,709,352
  Net realized gain on investments          4,726,040      2,760,942
  Net unrealized appreciation
 (depreciation) of investments            (47,211,185)     6,066,663
                                         ------------   ------------
  Net increase (decrease) in
  net assets resulting
  from operations                         (23,632,028)    22,536,957
                                         ------------   ------------

EQUITY TRANSACTIONS
  Contract purchase payments               11,387,044     15,986,143
  Transfers from other subaccounts and
   Guaranteed Account of The Union
   Central Life Insurance Company           3,971,203      4,738,400
  Transfers to other subaccounts and
   Guaranteed Account of The Union
   Central Life Insurance Company         (17,622,833)    (4,719,121)
  Surrenders                              (11,577,796)    (8,033,026)
                                         ------------   ------------
  Net proceeds (withdrawals)
  from equity transactions               (13,842,382)      7,972,396
                                         ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS     (37,474,410)    30,509,353

NET ASSETS (Beginning of year)            144,419,185    113,909,832
                                         ------------   ------------
NET ASSETS (End of year)                 $106,944,775   $144,419,185
                                         ============   ============



The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                           Carillon Fund, Inc.
                                           Capital Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                    $3,399,362     $5,430,384
  Net realized gain (loss)
    on investments                         (1,519,853)       577,152
  Net unrealized depreciation
    of investments                         (8,463,137)    (3,122,210)
                                         ------------   ------------
  Net increase (decrease) in net
    assets resulting from operations       (6,583,628)     2,885,326
                                         ------------   ------------

EQUITY TRANSACTIONS
  Contract purchase payments                3,414,598      5,608,723
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company            684,696      1,616,500
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (12,038,715)    (4,360,920)

  Surrenders                               (4,548,861)    (3,745,584)
                                         ------------   ------------
  Net withdrawals from
    equity transactions                   (12,488,282)      (881,281)
                                         ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS     (19,071,910)     2,004,045

NET ASSETS (Beginning of year)             50,355,633     48,351,588
                                         ------------   ------------
NET ASSETS (End of year)                  $31,283,723    $50,355,633
                                         ============   ============

The accompanying notes are an integral part of the financial statements.


                                           Carillon Fund, Inc.
                                             Bond Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                    $1,625,047     $1,068,951
  Net realized gain on investments             10,407         34,777
  Net unrealized appreciation
 (depreciation) of investments               (483,065)       673,620
                                         ------------   ------------
  Net increase in net assets
 resulting from operations                  1,152,389      1,777,348
                                         ------------   ------------

EQUITY TRANSACTIONS
  Contract purchase payments               5,639,429      3,714,158
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         6,011,719      1,466,270
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (2,463,116)    (1,131,879)
  Surrenders                              (2,148,270)    (1,630,662)
                                         ------------   ------------
Net proceeds from equity transactions       7,039,762      2,417,887
                                         ------------   ------------

NET INCREASE IN NET ASSETS                  8,192,151      4,195,235

NET ASSETS (Beginning of year)             21,149,421     16,954,186
                                         ------------   ------------
NET ASSETS (End of year)                 $ 29,341,572   $ 21,149,421
                                         ============   ============

The accompanying notes are an integral part of the financial statements.





                                           Carillon Fund, Inc.
                                         S&P 500 Index Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                     $982,063       $118,811
  Net realized gain on investments           460,154        219,061
  Net unrealized appreciation
   of investments                          9,709,828      4,348,348
                                         ------------   ------------
  Net increase in net assets
   resulting from operations              11,152,045      4,686,220
                                         ------------   ------------

EQUITY TRANSACTIONS
  Contract purchase payments              13,428,381     12,093,801
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        15,677,559      5,500,238
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (2,190,362)    (1,006,314)
  Surrenders                              (2,944,622)      (793,045)
                                         ------------   ------------
 Net proceeds from equity transactions    23,970,956      15,794,680
                                         ------------   ------------

NET INCREASE IN NET ASSETS                 35,123,001     20,480,900

NET ASSETS (Beginning of year)             30,373,466      9,892,566
                                         ------------   ------------
NET ASSETS (End of year)                  $65,496,467    $30,373,466

                                         ============   ============

The accompanying notes are an integral part of the financial statements.



                                   Scudder Variable Life Investment Fund
                                         Money Market Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                     $277,640       $298,358
                                         ------------   ------------
  Net increase in net assets
  resulting from operations                  277,640        298,358
                                         ------------   ------------

EQUITY TRANSACTIONS
  Contract purchase payments               4,950,684      6,937,504
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         5,559,795      2,421,088
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (8,282,874)    (9,231,596)
  Surrenders                              (1,250,081)      (876,835)
                                         ------------   ------------
  Net proceeds (withdrawals)
   from equity transactions                  977,524       (749,839)
                                         ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS      1,255,164       (451,481)

NET ASSETS (Beginning of year)             7,204,621      7,656,102
                                         ------------   ------------
NET ASSETS (End of year)                  $8,459,785     $7,204,621
                                         ============   ============


The accompanying notes are an integral part of the financial statements.

                                   Scudder Variable Life Investment Fund
                                        Capital Growth Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                   $2,147,658     $1,938,165
  Net realized gain on investments         1,101,198        546,856
  Net unrealized appreciation
    of investments                         7,043,071      7,266,508
                                         ------------   ------------
  Net increase in net assets
  resulting from operations               10,291,927      9,751,529
                                         ------------   ------------

EQUITY TRANSACTIONS
  Contract purchase payments               8,868,534      6,704,341
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         7,573,481      3,049,342
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (3,011,159)    (1,329,403)
  Surrenders                              (3,761,668)    (2,090,905)
                                         ------------   ------------
 Net proceeds from equity transactions     9,669,188      6,333,375
                                         ------------   ------------

NET INCREASE IN NET ASSETS                19,961,115     16,084,904

NET ASSETS (Beginning of year)            43,242,105     27,157,201
                                         ------------   ------------
NET ASSETS (End of year)                 $63,203,220    $43,242,105
                                         ============   ============


The accompanying notes are an integral part of the financial statements.

                                  Scudder Variable Life Investment Fund
                                        International Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                   $3,552,294       $207,206
  Net realized gain on investments           793,314        641,941
  Net unrealized appreciation
    of investments                           449,974      1,106,621
                                         ------------   ------------
  Net increase in net assets
   resulting from operations               4,795,582      1,955,768
                                         ------------   ------------
EQUITY TRANSACTIONS
  Contract purchase payments               3,659,238      4,154,168
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         1,956,986      1,336,600
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (2,847,715)    (2,286,229)
  Surrenders                              (2,159,945)    (1,472,467)
                                         ------------   ------------
 Net proceeds from equity transactions       608,564      1,732,072
                                         ------------   ------------
NET INCREASE IN NET ASSETS                 5,404,146      3,687,840

NET ASSETS (Beginning of year)            28,805,125     25,117,285
                                         ------------   ------------
NET ASSETS (End of year)                 $34,209,271    $28,805,125
                                         ============   ============

The accompanying notes are an integral part of the financial statements.

                                      MFS Variable Insurance Trust
                                     Growth with Income Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income (loss)             ($305,507)      $206,411
  Net realized gain on investments           716,995         80,328
  Net unrealized appreciation
    of investments                         3,957,672      1,773,391
                                         ------------   ------------
 Net increase in net assets
  resulting from operations                4,369,160      2,060,130
                                         ------------   ------------
EQUITY TRANSACTIONS
  Contract purchase payments               8,332,646      5,560,205
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         9,394,838      2,638,400
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (1,225,425)      (299,135)
  Surrenders                              (1,062,222)      (224,688)
                                         ------------   ------------
 Net proceeds from equity transactions    15,439,837      7,674,782
                                         ------------   ------------
NET INCREASE IN NET ASSETS                19,808,997      9,734,912

NET ASSETS (Beginning of year)            14,560,074      4,825,162
                                         ------------   ------------
NET ASSETS (End of year)                 $34,369,071    $14,560,074
                                         ============   ============

The accompanying notes are an integral part of the financial statements.

                                      MFS Variable Insurance Trust
                                         High Income Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income (loss)              $216,754      ($31,145)
  Net realized gain on investments            32,595        20,126
  Net unrealized appreciation
  (depreciation) of investments             (374,632)      247,666
                                         ------------   ------------
  Net increase (decrease) in net
  assets resulting from operations          (125,283)       236,647
                                         ------------   ------------
EQUITY TRANSACTIONS
  Contract purchase payments               1,566,549      1,413,011
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         1,322,305        591,126
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company          (567,375)       (77,101)
  Surrenders                                (175,620)       (72,141)
                                         ------------   ------------
 Net proceeds from equity transactions     2,145,859      1,854,895
                                         ------------   ------------
NET INCREASE IN NET ASSETS                 2,020,576      2,091,542

NET ASSETS (Beginning of year)             3,270,165      1,178,623
                                         ------------   ------------
NET ASSETS (End of year)                  $5,290,741     $3,270,165
                                         ============   ============

The accompanying notes are an integral part of the financial statements.

                                      MFS Variable Insurance Trust
                                       Emerging Growth Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment loss                       ($49,428)      ($13,022)
  Net realized gain on investments           165,546         34,777
  Net unrealized appreciation
    of investments                         2,275,596          7,930

 Net increase in net assets
  resulting from operations                2,391,714         29,685
                                         ------------   ------------
EQUITY TRANSACTIONS
  Contract purchase payments               4,714,681      1,784,772
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         5,060,877      1,173,883
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company          (357,529)      (185,498)
  Surrenders                                (543,344)       (20,809)
                                         ------------   ------------
  Net proceeds from equity transactions    8,874,685      2,752,348
                                         ------------   ------------
NET INCREASE IN NET ASSETS                11,266,399      2,782,033

NET ASSETS (Beginning of year)             2,782,033         ---
                                         ------------   ------------
NET ASSETS (End of year)                 $14,048,432     $2,782,033
                                         ============   ============

The accompanying notes are an integral part of the financial statements.

                                   American Century Variable Portfolios, Inc.
                                        Capital Appreciation Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income                     $200,624        $15,158
  Net realized loss on investments          (328,073)       (98,024)
  Net unrealized depreciation
   on investments                            (90,825)       (65,002)
                                         ------------   ------------
 Net decrease in net assets
   resulting from operations                (218,274)      (147,868)
                                         ------------   ------------
EQUITY TRANSACTIONS
  Contract purchase payments               1,030,535      1,843,602
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company           465,083        959,074
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company        (1,497,877)      (820,744)
  Surrenders                                (354,787)      (143,278)
                                         ------------   ------------
  Net proceeds (withdrawals)
   from equity transactions                 (357,046)     1,838,654
                                         ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS       (575,320)     1,690,786

NET ASSETS (Beginning of year)             5,533,395      3,842,609
                                         ------------   ------------
NET ASSETS (End of year)                  $4,958,075     $5,533,395
                                         ============   ============

The accompanying notes are an integral part of the financial statements.

                                 Templeton Variable Products Series Fund
                                        International Subaccount

                                         Year Ended December 31,
                                         1998           1997
OPERATIONS
  Net investment income (loss)              $157,426      ($15,682)
  Net realized gain on investments            42,335         8,496
  Net unrealized depreciation
   on investments                            (71,075)       (59,106)
                                         ------------   ------------
 Net increase (decrease) in net
  assets resulting from operations           128,686        (66,292)
                                         ------------   ------------
EQUITY TRANSACTIONS
  Contract purchase payments               1,697,331      1,661,111
  Transfers from other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company         1,403,473      1,368,511
  Transfers to other subaccounts and
    Guaranteed Account of The Union
    Central Life Insurance Company          (471,667)       (49,883)
  Surrenders                                (187,435)        (8,823)
                                         ------------   ------------
 Net proceeds from equity transactions     2,441,702      2,970,916
                                         ------------   ------------
NET INCREASE IN NET ASSETS                 2,570,388      2,904,624

NET ASSETS (Beginning of year)             2,904,624         ---
                                         ------------   ------------
NET ASSETS (End of year)                  $5,475,012     $2,904,624
                                         ============   ============

The accompanying notes are an integral part of the financial statements.

CARILLON ACCOUNT
NOTES TO FINANCIAL STATEMENTS
=======================================================
December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Account of The Union Central Life Insurance Company (the Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account was established on February 6, 1984 by resolution of the Board of Directors of The Union Central Life Insurance Company (Union Central) and commenced operations on June 7, 1985. Carillon Account is comprised of twelve subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., or Templeton Variable Product Series Fund (the Funds). The Funds are no-load, diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable annuity and life insurance contracts. Carillon Investments, Inc. (the Distributor), a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central, serves as the distributor of variable annuity contracts issued by Carillon Fund, Inc. The shares of Scudder Variable Life Investment Fund are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark, Inc., serves as distributor of variable life insurance policies and variable annuity contracts issued by Scudder Variable Life Investment Fund. MFS Fund Distributors, Inc., a wholly-owned subsidiary of Massachusetts Financial Services Company, is the distributor of the shares issued by the MFS Variable Insurance Trust. American Century Investment Services, Inc., an affiliate of the fund's investment manager, serves as distributor of variable annuity contracts issued by American Century Variable Portfolios, Inc. Franklin Templeton Distributors, Inc. serves as the distributor of variable annuity and variable life insurance contracts issued by Templeton Variable Products Series Fund.

The assets of the Account are segregated from the other assets of Union Central and the investment performance of the Account is independent of the investment performance of both Union
Central's general assets and other separate accounts.

Investment valuation - Assets of the Account are invested in shares of the Funds at the net asset value of the Funds' shares.
Investments in the Funds' shares are subsequently valued at the net asset value of the Funds' shares held.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of the Funds' shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.

NOTE 2 - INVESTMENT IN AFFILIATED AND NON-AFFILIATED FUND

The subaccounts of the Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc., Scudder
Variable Life Investment Fund, MFS Variable Insurance Trust,
American Century Variable Portfolio, Inc., and Templeton
Variable Products Series Fund as of December 31, 1998:


                                            Carillon Fund, Inc.

                              Equity      Capital     Bond        S&P 500
                              Subaccount  Subaccount  Subaccount  Subaccount
Net asset value per share     $    14.89  $    11.20  $    11.13  $    19.49
Number of shares               7,183,379   2,793,436   2,636,309   3,360,542

                                     Scudder Variable Life Investment Fund

                                     Money         Capital
                                     Market        Growth        International
                                     Subaccount    Subaccount    Subaccount
Net asset value per share            $     1.00    $    23.95    $    14.56
Number of shares                      8,462,248     2,638,967     2,349,469

                                            MFS Variable Insurance Trust

                                     Growth                      Emerging
                                     with Income   High Income   Growth
                                     Subaccount    Subaccount    Subaccount
Net asset value per share            $    20.11    $  11.53      $  21.47
Number of shares                      1,709,033     458,812       654,320
                                     American Century Variable Portfolios, Inc.

                                                    Capital
                                                  Appreciation
                                                   Subaccount
Net asset value per share                          $   9.02
Number of shares                                    549,699

                                       Templeton Variable Products Series Fund

                                                    International
                                                      Subaccount
Net asset value per share                             $  20.61
Numbers of shares                                      265,649

NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of 1.0% (1.2% prior to May 1, 1998) of the net assets of the Account is determined daily. The charge may be increased or decreased by Union Central's Board of Directors but cannot exceed a 1.7% annual rate. The mortality risk results from a provision in the contract in which Union Central agrees to make annuity payments in accordance with the annuity tables, regardless of how long a particular annuitant or other payee lives. The expense risk assumed by Union Central is the risk that deductions for administration fees and surrender charges will be insufficient to cover actual administrative and distribution expenses.

Administrative fee - An administrative fee for Union Central, at an annual rate of 0.25% of the net assets of the Account, is determined daily. This fee is intended to defray expenses incurred by Union Central in connection with premium billing and collection, record keeping, processing death benefit claims, cash surrenders and contract changes, calculating accumulation unit values, reporting and other communications to contract owners, and other similar expenses and overhead costs.

NOTE 4 - IMPACT OF YEAR 2000 (UNAUDITED)

Some of Union Central's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using "00" as the year 1900 rather than the year 2000. Computer software incorrectly recognizing a date would cause Union Central's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

Union Central is addressing the Year 2000 issue through four steps: assessment, remediation, testing and implementation.

Union Central began addressing the Year 2000 issue in 1996 with a complete inventory and assessment of its mainframe systems.
As a result of the assessment, Union Central divided its mainframe systems into the following groups based on the steps required to address the Year 2000 issue: systems needing remediation, systems needing rewriting, systems needing to be replaced, systems needing to be tested only, and systems needing to be retired. Union Central has also performed an assessment of its personal computer (PC)/LAN based systems and analyzed its non-information technology systems such as heating, cooling, lighting, elevators, building security, alarms and phones for Year 2000 compliance.

Remediation of Union Central's mainframe systems is complete. Work on those systems needing replacing are in progress and near completion. The remediation of PC/LAN based systems is also in progress and near completion. Remediation of systems support software is in progress and is near completion. Completion will occur as Year 2000 compliant releases are made available by Union Central's vendors.

Regression testing of all remediated and rewritten mainframe systems is complete. Future date testing of all critical systems is underway and is expected to be completed by May 31, 1999. Testing with significant business partners is planned with completion dates no later than June 30, 1999. Testing of PC/LAN based systems is in progress with an expected completion date of June 30, 1999.

Union Central's mainframe systems have been regression tested and are in production mode. Full implementation of all systems is scheduled to occur no later than June 30, 1999.

In addition to internal systems, Union Central has many relationships with external vendors, suppliers and business partners. Union Central has initiated formal communications, including a definition of Year 2000 compliance, with all significant vendors, suppliers and business partners to determine their Year 2000 status. All have stated they are compliant or in the process of becoming compliant. Union Central is not aware of any external entity that based on their Year 2000 status would materially impact our ability to provide continuing service to our customers or impact us financially. This is an ongoing process and we will continue to monitor the progress of our important outside vendors and service providers.

Based on the remediation, upgrades, and testing that has been completed so far, management believes that the primary risks are possible individual program failures, not major outages or inability to conduct business. Considerable progress has been made toward total Year 2000 compliance and the major effort remaining is to ensure this by thorough future-date testing. In the unlikely event Union Central does not complete any further work, we would expect no major disruption to our ability to conduct business, but would anticipate sporadic errors and system interruptions to occur. However, it is not possible to anticipate all future outcomes, particularly where third parties are involved, and as a result there could be circumstances in which Union Central may experience unexpected difficulties relating to the Year 2000.

The internal risk being managed is that there are date problems in systems that have not been found and corrected. The overall contingency plan is to have sufficient time to find and correct any errors. The future date testing that is underway will allow us six to nine months to correct errors found through the testing. Additionally, specific contingent plans are being written for major functions such as financial reporting. Externally we are continuing to monitor the progress of our critical third party vendors and service providers. Our contingency plan is to replace any such relationships should they not achieve and demonstrate Year 2000 compliance by June 30, 1999.

NOTE 5 - RELATED PARTY TRANSACTIONS

Investment advisory fees - The Portfolios within Carillon Fund, Inc. (the CFI Funds) pay investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the CFI Funds. The CFI Funds pay the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

      (a)   for the Equity Portfolio - .65% of the first
            $50,000,000, .60% of the next $100,000,000, and
            .50% of all over $150,000,000 of the current net asset value:

      (b)   for the Capital Portfolio - .75% of the first
            $50,000,000, .65% of the next $100,000,000, and
            .50% of all over $150,000,000 of the current net asset value.

      (c)   for the Bond Portfolio - .50% of the first
            $50,000,000, .45% of the next $100,000,000, and .40%
            of all over $150,000,000 of the current net asset value.

      (d) for the S&P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the CFI Funds, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital, or Bond Portfolios, the Adviser will reimburse the CFI Funds for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the CFI Funds. The Adviser has entered into an Administration Agreement with the Distributor under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the CFI Funds' average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the CFI Funds' average net assets for the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the CFI Funds.

Carillon Advisers, Inc. is a wholly-owned subsidiary of Union
Central.

NOTE 6 - SELECTED PER UNIT DATA

The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31 except as noted
(ratio of expenses and total return are of the underlying funds):

CARILLON FUND, INC.
               1998         1997         1996         1995         1994
EQUITY
SUBACCOUNT
Accumulation
unit value     $41.40       $49.53       $41.68       $33.97       $27.15

Number of
accumulation
units
outstanding,
end of period  2,575,126.63 2,907,000.69 2,723,705.33 2,337,986.47 1,981,958.18

Payout
unit value     $41.40       $49.53       $41.68       $33.97       --

Number of
payout units
outstanding,
end of period  8,295.16     8,951.59     9,142.02     9,795.88     --

Ratio of
expenses to
average net
assets          0.62%        0.62%        0.64%        0.66%        0.69%

Total return   -15.31%      20.56%       24.52%       26.96%       3.42%

CAPITAL
SUBACCOUNT
Accumulation
unit value     $16.65       $19.44       $18.37       $16.21       $14.39

Number of
accumulation
units
outstanding,
end of period  1,879,419.27 2,590,388.93 2,632,591.00 2,521,521.39 2,271,374.95

Ratio of
expenses to
average net
assets            0.79%        0.77%        0.77%        0.77%        0.80%

Total return    -13.25%        7.40%       14.94%       14.28%        0.94%


BOND
SUBACCOUNT
Accumulation
unit value      $29.00       $27.58       $25.21       $23.87       $20.34

Number of
accumulation
units
outstanding,
end of period  1,011,679.98 766,722.29   672,511.33   574,420.86   508,398.32

Ratio of
expenses to
average net
assets           0.58%        0.60%        0.62%        0.65%        0.68%

Total return     6.52%       11.02%        7.19%       19.03%       -1.63%

S&P 500 INDEX
SUBACCOUNT

Accumulation
unit value      $18.88       $14.88      $11.37<F2>

Number of
accumulation
units
outstanding,
end of period  3,469,857.07 2,041,455.30 869,681.47

Ratio of
expenses to
average net
assets            0.43%        0.50%        0.59%

Total return     28.54%       32.72%       23.37%

SCUDDER VARIABLE LIFE INVESTMENT FUND
               1998         1997         1996         1995         1994
MONEY MARKET
SUBACCOUNT
<F1>

Accumulation
unit value     $17.28       $16.63       $16.03       $15.47       $14.85

Number of
accumulation
units
outstanding,
end of period  489,587.90   433,295.76   477,679.12   368,443.98   280,575.27

Ratio of
expenses to
average net
assets           0.44%        0.46%        0.46%        0.50%        0.56%

Total return     5.29%        5.25%        5.09%        5.65%        3.72%

CAPITAL GROWTH
SUBACCOUNT
Accumulation
unit value     $27.73       $22.80       $17.04       $14.39       $11.35

Number of
accumulation
units
outstanding,
end of period  2,278,984.71 1,896,319.89 1,593,634.26 1,162,998.78 906,428.22

Ratio of
expenses to
average net
assets           0.50%        0.51%        0.53%        0.57%        0.58%

Total return    23.23%       35.76%       20.13%       28.65%       -9.67%


INTERNATIONAL
SUBACCOUNT
Accumulation
unit value     $20.18       $17.26       $16.05       $14.19       $12.96

Number of
accumulation
units
outstanding,
end of period  1,695,186.53 1,669,242.06 1,564,590.89 1,220,160.02 1,095,214.21

Ratio of
expenses to
average net
assets           1.04%        1.00%        1.05%        1.08%        1.08%

Total return    18.49%        9.07%       14.78%       11.11%       -0.85%
MFS VARIABLE INSURANCE TRUST
                      1998          1997          1996
GROWTH WITH
INCOME SUBACCOUNT

Accumulation
unit value            $17.53        $14.52        $11.35<F2>

Number of
accumulation
units
outstanding,
end of period         1,960,448.36  1,002,704.64  425,068.19

Ratio of
expenses to
average net
assets                   0.95%         1.00%         1.01%

Total return            22.32%        29.78%        24.46%

HIGH INCOME
SUBACCOUNT
Accumulation
unit value             $11.96        $12.14        $10.84<F2>

Number of
accumulation
units
outstanding,
end of period         442,315.26    269,397.73    108,772.82

Ratio of
expenses to
average net
assets                   1.03%         1.01%         1.01%

Total return            -0.18%        13.52%        11.80%

EMERGING GROWTH
SUBACCOUNT
Accumulation
unit value             $16.43        $12.41<F3>

Number of
accumulation
units
outstanding,
end of period         855,017.91    224,192.63

Ratio of
expenses to
average net
assets                  0.85%          0.90%

Total return           34.16%         21.90%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                      1998          1997          1996
CAPITAL APPRECIATION
SUBACCOUNT
Accumulation
unit value             $8.34        $8.64         $9.06<F2>

Number of
accumulation
units
outstanding,
end of period         594,189.90    640,420.71    424,022.29

Ratio of
expenses to
average net
assets           1.00%  1.00%  1.00%

Total return  -2.16%  -3.26%  -4.32%
TEMPLETON VARIABLE PRODUCTS SERIES FUND
                 1998          1997
INTERNATIONAL
SUBACCOUNT
Accumulation
unit value       $11.73        $10.89<F3>

Number of
accumulation
units
outstanding,
end of period    466,879.96     266,656.62

Ratio of
expenses to
average net
assets             1.11%          1.13%

Total return       9.08%          9.46%

<F1>  Assets of Carillon Money Market Subaccount were transferred to the
Scudder Money Market Subaccount on November 12, 1993.

<F2>  Commencement of operations was May 1, 1996, with a beginning accumulation unit value of $10.00.

<F3>  Commencement of operations was May 1, 1997, with a beginning accumulation unit value of $10.00.

                         Consolidated Financial Statements


                         The Union Central Life
                         Insurance Company and Subsidiaries

                         Years ended December 31, 1998 and 1997
                         with Report of Independent Auditors

  THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

             CONSOLIDATED FINANCIAL STATEMENTS


           Years ended December 31, 1998 and 1997

                           CONTENTS
                                                     Page

Report of Independent Auditors ....................... 1

Consolidated Balance Sheets .......................... 2

Consolidated Statements of Income .................... 3

Consolidated Statements of Equity .................... 4

Consolidated Statements of Cash Flows ................ 5

Notes to Consolidated Financial Statements ........... 6

                 Report of Independent Auditors


To the Board of Directors of
   The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 1998, and 1997, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



March 19, 1999

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                  December 31,
                                               1998          1997
ASSETS
Investments:
 Fixed maturities available-for-sale
 at fair value (amortized cost:                $2,674,832    $2,758,113
 1998 - $2,637,815; and 1997 - $2,697,869)
 Equity securities available-for-sale
 at fair value (cost: 1998 - $100,429
 and 1997 - $59,675)                               82,269        63,138
 Cash and short-term investments                   57,376         4,872
 Other invested assets                             49,810        54,342
 Mortgage loans                                   790,337       744,395
 Real estate                                       43,205        50,409
 Policy loans                                     201,958       203,481
                                               ----------    ----------
 Total investments                              3,899,787     3,878,750


Accrued investment income                          46,857        48,846
Deferred policy acquisition costs                 382,971       371,295
Property, plant and equipment,
 at cost, less accumulated
 depreciation (1998 - $60,201
 and 1997 - $59,096)                               25,272        24,205
Federal income tax recoverable                      6,415         6,595
Other assets                                      101,735        91,758
Separate account assets                         1,530,755     1,288,349
                                               ----------    ----------
    Total assets                               $5,993,792    $5,709,798
                                               ==========    ==========
LIABILITIES AND EQUITY
Policy liabilities:
 Future policy benefits                        $2,003,308    $1,933,823
 Deposit funds                                  1,539,075     1,549,965
 Policy and contract claims                        34,499        31,869
 Policyholders' dividends                          37,192        37,624
    Total policy liabilities                    3,614,074     3,553,281
Deferred revenue                                  101,823       110,130
Other liabilities                                  84,792        76,053
Deferred federal income taxes                      15,744        33,341
Surplus notes payable                              49,758        49,749
Separate account liabilities                    1,524,810     1,288,349
                                               ----------    ----------
   Total liabilities                            5,391,001     5,110,903

MINORITY INTEREST IN SUBSIDIARY'S EQUITY           36,320        42,391

EQUITY
Policyholders' equity                             571,895       532,404
Accumulated other comprehensive income             (5,424)       24,100
                                               ----------    ----------
   Total equity                                   566,471       556,504
   Total liabilities and equity                $5,993,792    $5,709,798
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)


                                                Year ended December 31
                                               1998          1997
                                               ----------    ----------
REVENUE
Insurance revenue:
 Traditional insurance premiums                $  138,358    $  131,974
 Universal life policy charges                     84,662        88,645
 Annuities                                         43,778        37,569
Net investment income                             307,839       298,509
Net realized gains (losses) on investments         (7,679)       20,617
Other                                               8,999         8,059
                                               ----------    ----------
   Total revenue                                  575,957       585,373

BENEFITS AND EXPENSES
Benefits                                          188,217       181,587
Increase (decrease) in reserves
 for future policy benefits                         1,791        (7,912)
Interest expense:
 Universal life                                    57,364        53,756
 Investment products                               89,150        91,239
Underwriting, acquisition
 and insurance expense                            165,676       168,504
Policyholders' dividends                           20,626        20,304
                                               ----------    ----------
   Total benefits and expenses                    522,824       507,478

Income before federal income tax and
 minority interest in subsidiary income            53,133        77,895
Federal income tax expense                         16,687        27,175
                                               ----------    ----------
Income before minority interest in
 subsidiary income                                 36,446        50,720
Minority interest in subsidiary (income) loss       3,045        (2,034)
                                               ----------    ----------
Net Income                                     $   39,491    $   48,686
                                               ----------    ----------

The accompanying notes are an integral part of the financial statements.

     UNION CENTRAL LIFE INSURANCE COMPANY
      CONSOLIDATED STATEMENTS OF EQUITY
                 (in thousands)



                                  Accumulated
                                     Other
                                 Comprehensive  Policyholders'
                                     Income        Equity      Total
                                     ------        ------      -----
Balance at January 1, 1996           $13,002       $481,799    $494,801

Net income                                           48,686      48,686
 Unrealized gains on securities,
 net of tax and reclassification
 adjustment                           12,338                     12,338
 Minimum pension liability
 adjustment                           (1,240)                    (1,240)
                                                               --------
Comprehensive income                                             59,784

 Other                                                1,919       1,919
                                                   --------    --------
Balance at December 31, 1997          24,100        532,404     556,504
                                     -------       --------    --------
Net income                                           39,491      39,491
 Unrealized losses on securities,
 net of tax and reclassification
 adjustment                          (23,393)                   (23,393)
 Minimum pension liability
 adjustment                           (6,131)                    (6,131)
                                     -------                   --------
Comprehensive income                                              9,967
                                                               --------
Balance at December 31, 1998         $(5,424)      $571,895    $566,471
                                     =======       ========    ========

The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                Year ended December 31
                                                1998          1997
                                                ----------    ----------
OPERATING ACTIVITIES
Net income                                      $   39,491    $   48,686

Adjustments to net income not affecting cash:
 Interest credited to universal life policies       57,364        53,756
 Interest credited to interest sensitive
   products                                         89,150        91,239
 Accrual of discounts on investments, net              628        (2,610)
 Net realized (gains) and losses on investments      7,679       (20,617)
 Depreciation                                        5,081         4,355
 Amortization of deferred policy
   acquisition costs                                41,348        60,979
 Amortization of deferred revenue                  (12,200)      (17,633)
 Deferred federal income tax benefit                   (71)       (9,452)
Change in operating assets and liabilities:
 Accrued investment income                           1,989        (1,355)
 Policy cost deferred                              (43,382)      (41,608)
 Revenue deferred                                    1,959         2,340
 Policy liabilities                                (27,465)      (53,705)
 Federal income tax recoverable (payable)             (100)          294
 Change in other liabilities                       (21,515)      (15,786)
 Other items, net                                   (3,212)       10,630
                                                ----------    ----------

  Cash Provided by Operating Activities            136,744       109,513
                                                ----------    ----------

INVESTING ACTIVITIES
Costs of investments acquired                   (2,421,256)   (3,295,204)
Proceeds from sale, maturity or repayment of
 investments                                     2,399,096     3,264,331
Decrease in policy loans                             1,523         3,408
Purchases of property and equipment, net            (5,780)       (5,627)
                                                ----------    ----------
   Cash Used in Investing Activities               (26,417)      (33,092)

FINANCING ACTIVITIES
Receipts from universal life and
 investment contracts                              733,489       607,809
Withdrawals from universal life
 and investment contracts                         (791,312)     (673,586)
Purchase of stock from minority shareholders             0        (6,812)
                                                ----------    ----------

 Cash Used by Financing Activities                 (57,823)      (72,589)
                                                ----------    ----------

Increase in cash and short term investments         52,504         3,832
                                                ----------    ----------
Cash and short term investments
 at beginning of year                                4,872         1,040
                                                ----------    ----------
Cash and short term investments at end of year  $   57,376    $    4,872
                                                ==========    ==========
Supplemental disclosure
of cash flow information:
 Cash paid during the year
 for federal income taxes                       $   24,277    $   36,297

 Cash paid during the year
 for interest on surplus notes                  $    4,100    $    4,066


NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING
POLICIES

Basis of Presentation and Organization
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and the following subsidiaries: The Manhattan Life Insurance Company (Manhattan
Life), a mixed charter life insurance company of which Union Central owns 100% of the outstanding guarantee capital shares, Carillon Advisers, Inc. (CAI), a registered investment advisor company, wholly-owned and Carillon Investments, Inc. (CII) a registered broker dealer, wholly-owned. The consolidated entity will be referred to as "the Company". All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Carillon Fund, Inc., a variable products mutual fund consisting of five investment portfolios (equity, bond, asset allocation, S&P 500 indexed and micro-cap); Summit Investment Trust, consisting of two mutual funds (Summit Emerging Markets Bond Fund, an emerging markets corporate and government bond mutual fund and Summit High Yield Fund, a high-yield bond mutual fund).

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.

The Company is licensed to do business in all 50 states of the United States.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

At December 31, 1996, Union Central owned approximately 73% of Manhattan Life's guarantee capital shares. On January 28, 1997, the guarantee capital shareholders constituting at least two-thirds of the outstanding guarantee capital shares of Manhattan Life (including the shares owned by Union Central) approved Union Central's plan to eliminate the minority interests in Manhattan Life's guarantee capital shares by effecting a reverse stock split (the "Plan") that had previously been approved by the New York Insurance Department. Under the Plan, each holder of guarantee capital shares received a cash payment in lieu of the issuance of any resulting fractional guarantee capital shares, with Union Central becoming sole remaining holder of Manhattan Life's guarantee capital shares. The cost of redeeming the fractional shares, $6,812,000, was funded by Manhattan Life; however, as part of the Plan, Union Central made a cash contribution of $1,823,000 to Manhattan Life's guarantee capital share account. As a result of effecting the reverse stock split, Union Central's policyholders equity increased by $1,919,000. This represents the cumulative prior years' amount of the minority shareholders' share of Manhattan Life's shareholders equity of $8,731,000, less the cost of redeeming the fractional shares. The increase in policyholders' equity is included in "Other" in the Statements of Equity. In connection with effecting the reverse stock split, the Company incurred and capitalized $2,782,000 of issuance cost. This cost was recorded in "Other assets" in the Balance Sheets, and will be amortized under the straight-line method to expense over 15 years. Capitalized expenses amortized to "Underwriting, acquisition and insurance expense" in the Statements of Income, was $185,000 for the years ended December 31, 1998 and 1997.

In 1998, Manhattan Life was restructured so that the majority of its operating activities were merged with Union Central's. To facilitate the restructuring, Manhattan Life temporarily suspended its sales of new business in early 1998. In connection with the restructuring, substantially all of the employees of Manhattan Life were terminated, resulting in the recognition of $3.5 million in severance expense for the year ended December 31, 1998. This expense is included in "Underwriting, acquisition and insurance expense" in the accompanying Statements of Income. Also, Manhattan Life has maintained the lease of its home office space (see Note 6) as it is required for its current business needs. In addition, Manhattan Life partially terminated its pension and postretirement benefit plans as a result of this restructuring. (See Note 8 for a complete description of the effect of the partial termination.)

Investments
Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:

  - Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

  - Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

  -  Policy loans are reported at unpaid balances.

  -  Cash and short-term investments presented on the Balance
     Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The Company's carrying value of investments in limited partnerships are adjusted to reflect the GAAP earnings of the investments underlying the limited partnership portfolios. During 1998, the company declared two of its hedge fund limited partnerships permanently impaired and recorded a realized loss of $15.8 million.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses on sales of investments, net of related deferred policy acquisition cost and unearned revenue amortization, are recognized on a first-in, first-out basis. Declines in the value of investments judged to be other-than-temporary are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

The Company purchases call options to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The Company holds call options which expire quarterly until December 1, 1999. The Company paid initial fees (the option premium) to enter the option contracts. The Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the call options. To minimize this risk, the Company only enters into private options contracts with counterparties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The credit exposure is limited to the value of the call options at a particular point in time.
The value of the call options was   $4,900,000 at December 31,
1998.

The call options were carried at their fair value of $4,900,000 at December 31, 1998, and were reflected in "Other invested assets" in the Balance Sheets. The liabilities for the hedged insurance contracts were adjusted based on the returns in Standard & Poor's 500 Stock Index, and were reflected in "Deposit funds" in the Balance Sheets.

Deferred Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses," and the effect of realized gains and losses on deferred policy acquisition cost amortization is restored or amortized and is netted against "Net realized gains (losses) on investments". Amortization of deferred policy acquisition costs totalled $41,348,000 and $60,979,000, net of the effect of realized gains and (losses) on amortization of $(3,489,000) and $13,309,000 for the years ended December 31, 1998 and 1997, respectively, and were included in "Underwriting, acquisition and insurance expense" in the Statements of Income. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains on available-for-sale securities. Adjustments reducing deferred policy acquisition costs related to unrealized gains totalled $11,474,000 and $17,627,000 at 1998 and 1997, respectively.

In 1998 and 1997, the Company revised its estimates of future gross profits, and as a result amortization of deferred policy acquisition costs included in "Underwriting, acquisition and insurance expense" in the Statements of Income decreased $(2,991,000) and increased $16,988,000 for the years ended 1998 and 1997, respectively.

Property, Plant and Equipment
Property, plant and equipment is valued at historical cost less accumulated depreciation in the Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

Deposit Funds
The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims
Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known and such adjustments are included in current operations.

Dividends to Policyholders
Union Central's dividend liability is the amount estimated to have accrued to policyholders' as of each year end. Manhattan
Life's dividend liability is based on the dividend scale in effect at the time the policy was issued.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered for our individual annuity, group annuity and variable universal life lines of business, and for which the contract holders rather than the Company bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Union Central derives certain fees for maintaining and managing the separate accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular separate account.

Policy Liabilities, Revenues, Benefits and Expenses

Traditional Insurance Products
Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.25% to 5.00% for the years ended 1998 and 1997.

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed the premium paying lifetime of the policies using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are being amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserves for future policy benefits. The future investment yields are assumed to range from 5.65% to 8.82% and from 5.91% to 8.62% for the years ended 1998 and 1997, respectively. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products
Interest sensitive products include universal life and single premium whole life products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.50% to 7.50% and from 4.50% to 7.60% for the years ended 1998 and 1997, respectively.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years. Amortization of unearned revenue totalled $12,200,000 and $17,633,000, net of the effect of realized gains (losses) on amortization of $(1,933,000) and $4,752,000 for the years ended December 31, 1998 and 1997, respectively, and was included in "Universal life policy charges" in the Statements of Income.
In 1997, the Company revised its estimates of future gross profits, and as a result amortization of unearned revenue included in "Universal life policy charges" in the Statements of Income was increased by $545,000 and $5,999,000 for the years ended 1998 and 1997, respectively.

Group Products
Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.

The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that range from 8.29% to 8.80% for the years ended 1998 and 1997.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products
Pension products include deferred annuities and payout annuities. Revenues for the deferred annuity products consist of investment income on policy funds, mortality and expense charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due while expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2% to 8% for the years ended 1998 and 1997, respectively.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Allocation of Manhattan Life's Income and Equity
Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve ((GCR) see Note 5 for further discussion) but before policyholders' dividends.

Federal Income Taxes
The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Reclassifications
Previously reported amounts for 1997 have in some instances been reclassified to conform to the 1998 presentation.

NOTE 2 - INVESTMENTS
Available-for-sale securities are summarized as follows:

                                 Cost or       Gross     Gross
                                Amortized   Unrealized Unrealized  Fair
                                   Cost        Gains    (Losses)   Value
                                   ----        -----     ------    -----
                                               (in thousands)
December 31, 1998:
U.S. treasury securities
 and obligations of U.S.
 government corporations
   and agencies                    $   19,737  $ 1,897  $ --       $   21,634
Corporate securities and other      1,542,363   51,352   (21,912)   1,571,803
Mortgage-backed securities,
 collateralized mortgage
 obligations and other structured

 securities                         1,068,084   19,811   (14,566)   1,073,329

Debt securities issued by foreign
   governments                          7,631      436        (1)       8,066
                                   ----------  -------  --------   ----------
   Subtotal                         2,637,815   73,496   (36,479)   2,674,832

Equity securities                     100,429    2,063   (20,223)      82,269
                                   ----------  -------  --------   ----------
   Total                           $2,738,244   75,559  $(56,702)  $2,757,101
                                   ==========  =======  ========   ==========

                                 Cost or       Gross     Gross
                                Amortized   Unrealized Unrealized  Fair
                                   Cost        Gains    (Losses)   Value
                                   ----        -----     ------    -----
                                               (in thousands)
December 31, 1997:
U.S. treasury securities
 and obligations of U.S.
 government corporations
   and agencies                    $  213,411  $ 1,891  $   (238)  $  215,064
Corporate securities and other      1,447,640   50,318    (5,320)   1,492,638
Mortgage-backed securities,
  collateralized mortgage
  obligations and  other
  structured securities             1,028,745   20,386    (7,169)   1,041,962
Debt securities issued by foreign
   governments                          8,073      376      --          8,449
                                   ----------  -------  --------   ----------
   Subtotal                         2,697,869   72,971   (12,727)   2,758,113

Equity securities                      59,675    4,142      (679)      63,138
                                   ----------  -------  --------   ----------
   Total                           $2,757,544  $77,113  $(13,406)  $2,821,251
                                   ==========  =======  ========   ==========

Fixed maturity available-for-sale securities, at December 31, 1998, are summarized by stated maturity as follows:

                                                Amortized    Fair
                                                Cost         Value
                                                ----------   ----------
                                                     (in thousands)
Due in one year or less                         $   19,860   $   19,977
Due after one year through five years              389,207      400,687
Due after five years through ten years             578,395      570,720
Due after ten years                                213,260      220,437
                                                ----------   ----------
   Subtotal                                      1,200,722      1,211,821

Mortgage-backed securities                       1,068,084      1,073,329
Other securities with multiple repayment dates     369,009      390,174
                                                ----------   ----------
   Total                                        $2,637,815   $2,674,832
                                                ==========   ==========

Significant components of the unrealized gain on available-for-sale securities included in "Accumulated other comprehensive income" in the accompanying Balance Sheets are as follows:

                                                 Year Ended December 31,
                                                   1998         1997
                                                   --------    --------
                                                      (in thousands)
Gross unrealized gain on available-
 for-sale securities                               $ 18,857     $ 63,707
Amortization of deferred policy acquisition costs   (11,474)     (17,627)
Minority interests                                   (2,853)     (4,607)
Deferred taxes                                       (2,583)    (16,133)
                                                   --------    --------
Net unrealized gains on available-for-
 sale securities                                   $  1,947    $ 25,340
                                                   ========    ========

See Note 10 for discussion of the methods and assumptions used by the Company in estimating the fair values of available-for-sale securities.

At December 31, 1998 and 1997, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB" and higher on Standard and Poor's bond ratings) corporate bonds of $198,696,000 and $198,255,000. Those holdings amounted to 7.4% and 7.2%, respectively, of the Company's investments in fixed maturities and 3.3% and 3.5%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1998 and 1997, the Company invested $62,588,000 and $45,031,000 in affiliated mutual funds. The Company's holdings in affiliated mutual funds were included in "Equity securities available-for-sale at fair value" in the Balance Sheets.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:

                                                 Year Ended December 31,
                                                   1998         1997
                                                   --------    --------
                                                      (in thousands)
Proceeds                                           $2,220,765   $3,148,909
Gross realized gains                                   33,774       52,460
Gross realized losses                                  26,564       28,173


At December 31, 1998 and 1997, investments in fixed maturities with an amortized cost of $6,437,000 and $6,450,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans are stated at their aggregate unpaid balances in the Balance Sheets, less unamortized discounts.
Activity in the allowance for mortgage loss is summarized as follows:

                                       Year Ended December 31,
                                          1998        1997
                                           -------    -------
                                           (in thousands)
Balances at the beginning of the year     $ 1,438     $ 2,224
 Provisions for potential
    mortgage loan loss                        934       1,307
 Losses charged against the mortgage
    loan loss reserve                           0      (2,093)
                                           -------    -------
Balance at the end of the year             $ 2,372    $ 1,438
                                           =======    =======

The provision for mortgage losses has fluctuated between periods. The Company establishes the mortgage reserve based upon its continuing review of the mortgage portfolio and individual problem mortgages. The allowance for potential loan losses is affected to a significant degree by general economic conditions. While the Company believes it has provided adequate mortgage reserves, subsequent economic and market conditions may require establishing additional reserves.

The Company's mortgage portfolio is monitored closely through the review of loan and property information such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors such as geographic and property-type loan concentrations. This evaluation is part of the regular review to determine whether adjustments to the allowance for potential loan losses are warranted. Management believes the mortgage loss reserve is sufficient to provide for potential loan losses. However, management cannot predict with assurance where the economy is headed or how the mortgage and real estate portfolios would be affected by various economic circumstances.

A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $2,372,000 and $1,438,000 at December 31, 1998 and 1997, respectively) follows:

                                       December 31, 1998
                                       -----------------
                                    Principal     Percent of
                                     Balance      Principal
                                     -------      ---------
                                       (in thousands)
REGION
New England and Mid-Atlantic         $ 61,616       7.8%
 South Atlantic                       130,361      16.4
 North Central                        188,870      23.8
 South Central                         90,802      11.5
 Mountain                             128,136      16.2
 Pacific                              192,924      24.3
                                     --------     -----
    Total                            $792,709     100.0%

PROPERTY TYPE

 Apartment and residential           $111,040      14.0%
 Warehouses and industrial            143,910      18.2
 Retail and shopping center           256,406      32.3
 Offices                              245,514      31.0
 Other                                 35,839       4.5
                                     --------     -----
    Total                            $792,709     100.0%
                                     ========     =====
                                       December 31, 1997
                                       -----------------
                                    Principal     Percent of
                                     Balance      Principal
                                     -------      ---------
                                       (in thousands)
REGION
 New England and Mid-Atlantic        $ 52,400       7.0%
 South Atlantic                       122,648      16.4
 North Central                        190,928      25.6
 South Central                         80,335      10.8
 Mountain                             111,684      15.0
 Pacific                              187,838      25.2
                                     --------     -----
    Total                            $745,833     100.0%
                                     ========     =====
PROPERTY TYPE

 Apartment and residential           $106,190      14.2%
 Warehouses and industrial            127,960      17.2
 Retail and shopping center           243,152      32.6
 Offices                              238,970      32.0
 Other                                 29,561       4.0
                                     --------     -----
    Total                            $745,833     100.0%
                                     ========     =====

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $17,521,000 and $17,481,000 at December 31, 1998 and 1997,
respectively, and accumulated depreciation totalled $4,960,000 and $4,586,000 at December 31, 1998 and 1997, respectively. The book value of foreclosed real estate was $30,644,000 and $37,514,000 at December 31, 1998 and 1997, respectively. The decrease in foreclosed real estate is a result of the sale of three properties and the writedown of two properties which resulted in a net realized capital loss of $1,656,000.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded as an asset and is recorded in "Other assets" in the Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 1998 and 1997. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1998 and 1997 are summarized as follows:

                                             December 31, 1998
                                ----------------------------------------------
                                   Direct    Assumed     Ceded         Net
                                -----------  --------  ----------  -----------
                                                 (in thousands)

Life insurance in force         $30,400,267  $502,058  $5,627,695  $25,274,630
                                ===========  ========  ==========  ===========
Premiums and
other considerations:
Traditional insurance premiums
  and universal life            $   245,220  $ 10,056  $   32,256  $   223,020
  Annuity                            43,778        --          --       43,778
                                -----------  --------  ----------  -----------
  Total                         $   288,998  $ 10,056  $   32,256  $   266,798
                                ===========  ========  ==========  ===========

                                             December 31, 1997
                                ----------------------------------------------
                                   Direct    Assumed     Ceded         Net
                                -----------  --------  ----------  -----------
                                                 (in thousands)

Life insurance in force         $30,333,849  $556,694  $5,066,377  $25,824,166
                                ===========  ========  ==========  ===========
Premiums and
 other considerations:
 Traditional insurance premiums
  and universal life            $   240,155  $ 10,154  $   29,690  $   220,619
 Annuity                             37,569        --          --       37,569
                                -----------  --------  ----------  -----------
 Total                          $   277,724  $ 10,154  $   29,690  $   258,188
                                ===========  ========  ==========  ===========

Benefits paid or provided were reduced by $21,912,000 and $14,779,000 at December 31, 1998 and 1997, respectively, for estimated recoveries under reinsurance treaties.

The Company nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 4 - FEDERAL INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

                                            December 31,
                                           1998      1997
                                           --------  --------
                                             (in thousands)
Deferred tax liabilities:
 Deferred policy acquisition costs         $139,593  $137,637
 Basis differences on bonds                      26     1,382
 Unrealized gains - SFAS 115                  2,583    16,133
 Partnership income differences               5,132         0
 Other                                        3,145     3,835
                                           --------  --------
   Total deferred tax liabilities           150,479   158,987
                                           --------  --------
Deferred tax assets:
 Policyholders' dividends                    11,295    11,393
 Future policy benefits                      74,506    74,225
 Premium - based DAC adjustment              28,175    25,780
 Investment valuation reserves                  826     1,006
 Retirement plan accruals                    15,229    10,722
 Investment income differences                1,343       499
 Basis differences on bonds and mortgages         0       266
 Other                                        3,361     1,755
                                           --------  --------
    Total deferred tax assets               134,735   125,646
                                           --------  --------
    Net deferred tax liabilities           $ 15,744  $ 33,341
                                           ========  ========

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                                         Year ended December 31,
                                           1998      1997
                                           --------  --------
                                             (in thousands)
Current                                    $ 16,759  $ 36,603
Deferred                                        (72)   (9,428)
                                           --------  --------
 Total                                     $ 16,687  $ 27,175
                                           ========  ========

Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central.

Prior to 1984, a portion of Manhattan Life's income was not subject to income tax, but was accumulated for income tax purposes in a special memorandum tax account designated "policyholders' surplus account" (PSA). Under provisions of the Tax Reform Act of 1984, the PSA was frozen at its December 31, 1983 balance. The PSA will become subject to tax at current rates if these amounts are distributed or if the balance of the account exceeds certain limitations under the Internal Revenue Code. The balance in the PSA at December 31, 1998 and 1997 was $1,348,000, and the maximum tax at current rates would be $472,000.

NOTE 5 - SHAREHOLDER DIVIDENDS AND RESTRICTION ON TRANSFER OF
FUNDS FROM SUBSIDIARY

As stated in Note 1, Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the GCR but before policyholder dividends.

In administering Manhattan Life's charter's profit-sharing provision, Manhattan Life and the New York Insurance Department (the Department) have deemed the shareholders' portion of Manhattan Life's profits to be equal to $1 for every $7 of policyholder dividends paid on traditional, participating contracts. Manhattan Life's charter provides for three types of shareholder distributions, including distribution based on profits:

  a) Interest at a specified rate on the par value of the guarantee capital shares issued and outstanding
($195,000 annually),
  b) A distribution of the shareholders' portion of Manhattan Life's profits. Such amounts may, at the discretion of the Company's Board of Directors, be distributed as a stock dividend of additional guarantee capital shares, paid in cash subject to certain limits and prior regulatory approval, or reserved for the benefit of the shareholders in the GCR, and
  c Interest, at the Company's portfolio earnings rate on invested assets, on the accumulated balance in the GCR.

Manhattan Life's cash distributions to shareholders are subject to prior approval by the Department. Further, Manhattan Life and the Department have agreed to the following guidelines under which shareholder distributions from the GCR would be permitted, subject to prior approval by the Department:

    If Manhattan Life's statutory-basis surplus is less than or equal to 9% of its statutory policy reserves, then principal and interest distributions are limited to the lesser of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year's increase in statutory surplus or,

    If its statutory-basis surplus exceeds 9% of statutory policy reserves, the principal and interest distributions are limited to the greater of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year increase in statutory surplus.

The foregoing limits are subject to adjustment, by the Department, for unusually large realized gains or the effects of surplus relief reinsurance transactions. As part of the reverse stock split described in Note 1, no shareholders' dividend payouts will be made from the GCR until it is restored to its balance immediately preceding the reverse stock split of $15,526,000. Therefore, based on the balance in the GCR at December 31, 1998 and 1997, no shareholders' dividend payouts were made in either year.

The GCR represents a restricted segment of statutory unassigned surplus, and as such, does not represent a commitment or liability to pay shareholder dividends. In Manhattan Life's stand-alone financial statements prepared in accordance with generally accepted accounting principles, the GCR is included in shareholders' equity. The balance in the GCR of $14,383,000 and $12,750,000 was included in "Policyholders' equity" in the Consolidated Balance Sheets at December 31, 1998 and 1997, respectively. Interest added to the GCR amounted to $988,000 and $919,000, for the years ended December 31, 1998 and 1997, respectively.

Manhattan Life is the only existing life insurance company domiciled in New York which has authorized and outstanding guarantee capital shares. Neither applicable New York state law nor Manhattan Life's charter contain express provisions establishing the extent of the interest of the holders of the guarantee capital shares in the statutory unassigned surplus (total surplus less guarantee capital shares and GCR) of Manhattan Life and there has never been a judicial determination of the extent of such interest. Further, the laws applicable to Manhattan Life do not provide for its voluntary liquidation or dissolution; the Company may only be liquidated under the supervision of the New York Superintendent of Insurance in the event of insolvency. In such a liquidation or dissolution, all of the assets of Manhattan Life would be used to satisfy claims of creditors and policyholders and there would be no statutory unassigned surplus for distribution to the holders of the guarantee capital shares. Accordingly, in the opinion of counsel to Manhattan Life, no unqualified legal opinion can be rendered as to the degree, if any, to which the holders of the guarantee capital shares would be entitled to participate in any current or liquidating distribution of unassigned surplus. However, in the view of such counsel, if there should occur a liquidation or other winding-up of Manhattan Life's business in which assets exceeded liabilities on policies and the claims of other creditors, or if there should occur a partial distribution of surplus in the absence of such a liquidation or winding-up, although there are reasonable arguments which could be made to the effect that the entire unassigned surplus would be distributable solely to the policyholders or solely to the shareholders, the more likely outcome if the question should be litigated is that it would be held that one-eighth of the unassigned surplus would be distributable to the shareholders and seven-eighths to the policyholders.

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The leases for office space for Manhattan Life and various field agency offices vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $3,498,000 and $3,972,000 in 1998 and 1997, respectively. The Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases included in "Underwriting, acquisition and insurance expense" in the Statements of Income totalled $116,000 and $154,000 in 1998 and 1997, respectively.

At December 31, 1998, the future minimum lease payments for all noncancelable operating leases are as follows:

                           Year                Amount
                           ----                ------
                                            (in thousands)
                           1999                $  3,193
                           2000                   2,889
                           2001                   2,627
                           2002                   1,972
                           2003                     479
                           After 2003               727
                                               --------
                           Total               $ 11,887
                                               ========

The Company also has capital leases for office furniture. Lease expense under these leases was $434,000 and $437,000 in 1998 and 1997, respectively.

At December 31, 1998 the future minimum lease payments for all noncancelable capital leases are as follows:

                           Year                Amount
                           ----                ------
                                            (in thousands)
                           1999                $   470
                           2000                    470
                           2001                     39
                                               -------
                           Total               $   979
                                               =======

Other Commitments

At December 31, 1998, the Company had outstanding agreements to fund mortgages totalling $32,199,000 in early 1999. In addition, the Company has committed to invest $10,300,000 in equity-type limited partnerships during the years 1999 to 2001. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. For 1998 and 1997, the charge to operations related to these assessments was not significant. The estimated liability of $1,149,000 and $1,411,000 December 31, 1998 and
1997 respectively, was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations and is included in "Other liabilities" in the Balance Sheets.

NOTE 7 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central and Manhattan Life file statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of Ohio, Union Central's state of
domicile.   Manhattan Life's statutory-basis financial
statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of New York, Manhattan Life's state of domicile. Surplus as reflected in the statutory-basis financial statements are as follows:

                        Year ended December 31,
                           1998         1997
                              (in thousands)
Capital and surplus
   Union Central           $  343,896   $  317,952
                           ==========   ==========
   Manhattan Life          $   22,823   $   22,327
                           ==========   ==========

In 1998, the National Association of Insurance Commissioners adopted codified statutory accounting practices (Codification). Codification must be adopted by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled in those states. For Codification to be effective for Union Central, Ohio must adopt Codification as the prescribed basis of accounting on which Ohio insurers must report their statutory basis results. For Codification to be effective for Manhattan Life, New York must adopt Codification as the prescribed basis of accounting on which New York insurers must report their statutory basis results. At this time it is anticipated that Ohio will adopt Codification, while it is unclear if New York will adopt Codification. Codification will likely change prescribed accounting practices and may result in changes to the accounting practices that Union Central and Manhattan Life use to prepare their statutory basis financial statements.


NOTE 8 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The Company's funding policy is determined according to regulations as specified by ERISA and subsequent amendments. The contributions totalled $3,994,000 and $3,492,000 in 1998 and 1997, respectively. The
Company's net periodic pension expense was calculated in accordance with FAS 87 and was $3,869,000 and $4,328,000 for the years ended December 31, 1998 and 1997, respectively. Benefits paid in 1998 and 1997 were $3,811,000 and $3,549,000, respectively. Plan assets are primarily composed of mutual funds, unallocated insurance funds, and guaranteed interest contracts. At December 31, 1998 and 1997, $42,468,000 and $44,391,000, respectively, was invested in affiliated mutual funds.

In accordance with the restructuring of Manhattan Life operations as described in Note 1 which resulted in the termination of the majority of the employees of Manhattan Life, Manhattan Life's pension plans and postretirement benefit plans (Note 9) were curtailed in 1998. The effect of the curtailment resulted in no additional recognition of benefit cost and no future fundings to the pension plans. The effect of curtailment on Manhattan Life's postretirement plan was an increase to the postretirement benefit obligation of $333,000.

A table setting forth the funded status and the pension liability included in the Company's Balance Sheets follows:

                                        1998      1997
                                        (000's Omitted)
Actuarial present value
of benefits obligations:
 Accumulated benefit obligation,
 including vested benefits of
 $72,321 and $63,284 for 1998
 and 1997, respectively                 $81,244   $72,935
                                        =======   =======
 Projected benefit obligation           $92,376   $84,764
 Plan assets at fair value               63,066    65,653
                                        -------   -------
 Projected benefit obligation
 higher than plan assets                $29,310   $19,111

                                        =======   =======

Pension liability included in
 "Other liabilities"
   at end of year                       $18,178   $ 6,614


Also, $6,131,000 and $1,240,000 (net of tax) was charged directly to policyholders' equity in 1998 and 1997, respectively, as a result of recognizing an additional minimum pension liability adjustment under Statement of Financial Accounting Standard (SFAS-87) "Employers' Accounting for Pensions", and is included in "Minimum pension liability adjustment" in the Statements of Equity.

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.

                                           1998      1997
Assumptions used to determine
the status of the plans were:
   Discount rate                           7.00%     7.25%
   Rate of increase in future
      compensation levels                  4.00%     4.25%
   Expected long-term rate of
      return on assets                     8.50%     8.50%

The Company has contributory savings plans for employees meeting certain service requirements which qualify under Section 401(k) of the Internal Revenue Code. These plans allow eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The Company's matching contributions to these Plans were $1,472,000 and $1,280,000 for 1998 and 1997, respectively. The value of the Plans' assets were $59,649,000 and $52,519,000 at December 31, 1998 and 1997, respectively. The assets are held in the Company's deposit fund or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 1998 and 1997, $18,660,000 and $20,435,000, respectively, was invested in affiliated mutual funds.

NOTE 9 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. Substantially all of the Company's employees may become eligible for these benefits if they reach normal retirement age while working for the Company.

Information related to the postretirement benefits follows:

                                             1998    1997
                                             (000's Omitted)
Postretirement costs                         $1,143  $1,079
Cash benefits paid                            1,494     995
Employer contributions                        1,231     844
Participant contributions                       140     81

A summary of the accrued postretirement liability included in "Other liabilities" in the Consolidated Balance Sheet as determined by the Plan's actuaries follows:

                                              1998      1997
                                              (000's Omitted)
Postretirement benefit obligation             $20,443   $19,607
Fair value of plan assets                       5,866     6,836
                                              -------   -------
Unfunded status                                14,577    12,771
Unrecognized net gain                           1,949     3,996
Other                                            (346)     (336)
                                              -------   -------
Accrued postretirement liability              $16,180   $16,431
                                              =======   =======

A one percentage point increase in the health care cost trend rate in each year would not materially impact the postretirement benefit obligation, the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost as of and for the year ended December 31, 1998.

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the Balance Sheets for these instruments approximate their fair values.

INVESTMENT SECURITIES: Fair values for bonds and preferred stock are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities available-for-sale at fair value" in the Balance Sheets. The fair values for limited partnerships are based on the quoted market prices of the investments underlying the limited partnership portfolios.

MORTGAGE LOANS: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties. POLICY LOANS: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the Balance Sheets.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying amounts and fair values of the Company's mortgage loans are as follows:

                                      December 31, 1998   December 31, 1997
                                      Carrying  Fair      Carrying  Fair
                                      Amount    Value     Amount    Value
                                      --------  --------  --------  --------
                                                 (in thousands)
Mortgage loans                        $792,709  $876,287  $745,833  $783,165
                                      ========  ========  ========  ========

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:

                               December 31, 1998       December 31, 1997
                               Carrying    Fair        Carrying    Fair
                               Amount      Value       Amount      Value
                               ----------  ----------  ----------  ----------
                                                 (in thousands)

Group annuities                $  761,561  $  758,344  $  809,990  $  807,137
Single premium
 deferred annuities               348,094     345,122     354,318     351,494
Single premium
immediate annuities                20,401      23,480      25,864      27,576
Variable annuities                169,574     167,972     175,197     172,917
Supplementary contracts            58,983      55,561      56,472      58,157
Guaranteed interest contracts      17,277      17,293      17,199      17,077
Flexible annuities                 76,553      71,718      32,891      31,592
Other                               5,780       5,780       7,193       7,193
                               ----------  ----------  ----------  ----------
   Total                       $1,484,484  $1,472,622  $1,503,305  $1,497,608
                               ==========  ==========  ==========  ==========

The Company's other insurance contracts are excluded from Statement of Financial Accounting Standard (SFAS-107) "Disclosures about Fair Value of Financial Instruments" disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.


NOTE 12 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
          EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                                   December 31,
                                                  1998       1997
                                                  --------   --------
                                                   (in thousands)
Balance as of January 1                           $130,687   $121,478

Incurred related to:
Current year                                       119,586    114,706
Prior years                                         (3,931)    (1,185)
                                                  --------   --------
Total incurred                                     115,655    113,521
                                                  --------   --------
Paid related to :
Current year                                        78,748     72,278
Prior years                                         35,265     32,034
                                                  --------   --------
Total paid                                         114,013    104,312
                                                  --------   --------

   Balance as of December 31                      $132,329   $130,687
                                                  ========   ========


The balance in the liability for unpaid claims and claim adjustment expenses is included in "Future policy benefits" and "Policy and contract claims" in the Balance Sheets.

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses decreased by $3,931,000 and $1,185,000 in 1998 and 1997, respectively, due to higher than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $2,454,000 and $986,000 at 1998 and 1997, respectively.

NOTE 13 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). These Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes will pay interest semi-annually on May 1 and November 1. Interest expense of $4,100,000 was incurred in 1998 and 1997, and was recorded as a reduction of "Net investment income" in the Statements of Income. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Balance Sheets. Issuance cost of $25,000 was amortized in 1998 and 1997, and recorded to "Underwriting, acquisition and insurance expense" in the Statements of Income. Additionally, the Notes have an original issue discount of $260,000, which is deducted from the balance of the Notes. Issuance costs and original issue discount will be amortized under the straight-line method over the term of the Notes. Amortization relating to original issue discount of $9,000 was recorded in 1998 and 1997, in "Underwriting, acquisition and insurance expense" in the Statements of Income.

NOTE 14 - IMPACT OF YEAR 2000 (UNAUDITED)

Some of the Company's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using "00" as the year 1900 rather than the year 2000. Computer software incorrectly recognizing a date would cause the Company's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

The Company is addressing the Year 2000 issue through four steps: assessment, remediation, testing and implementation.

The Company began addressing the Year 2000 issue in 1996 with a complete inventory and assessment of its mainframe systems. As a result of the assessment, the Company divided its mainframe systems into the following groups based on the steps required to address the Year 2000 issue: systems needing remediation, systems needing rewriting, systems needing to be replaced, systems needing to be tested only, and systems needing to be retired. The Company has also performed an assessment of its personal computer (PC)/LAN based systems and analyzed its non-information technology systems such as heating, cooling, lighting, elevators, building security, alarms and phones for Year 2000 compliance.

Remediation of the Company's mainframe systems is complete.
Work on those systems needing replacing are in progress and near completion. The remediation of PC/LAN based systems is also in progress and near completion. Remediation of systems support software is in progress and is near completion. Completion will occur as Year 2000 compliant releases are made available by the Company's vendors.

Regression testing of all remediated and rewritten mainframe systems is complete. Future date testing of all critical systems is underway and is expected to be completed by May 31, 1999. Testing with significant business partners is planned with completion dates no later than June 30, 1999. Testing of PC/LAN based systems is in progress with an expected completion date of June 30, 1999.

The Company's mainframe systems have been regression tested and are in production mode. Full implementation of all systems is scheduled to occur no later than June 30, 1999.

In addition to internal systems, the Company has many relationships with external vendors, suppliers and business partners. The Company has initiated formal communications, including a definition of Year 2000 compliance, with all significant vendors, suppliers and business partners to determine their Year 2000 status. All have stated they are compliant or in the process of becoming compliant. The Company is not aware of any external entity that based on their Year 2000 status would materially impact our ability to provide continuing service to our customers or impact us financially. This is an ongoing process and we will continue to monitor the progress of our important outside vendors and service providers.

Based on the remediation, upgrades, and testing that has been completed so far, management believes that the primary risks are possible individual program failures, not major outages or inability to conduct business. Considerable progress has been made toward total Year 2000 compliance and the major effort remaining is to ensure this by thorough future-date testing. In the unlikely event the Company does not complete any further work, we would expect no major disruption to our ability to conduct business, but would anticipate sporadic errors and system interruptions to occur. However, it is not possible to anticipate all future outcomes, particularly where third parties are involved, and as a result there could be circumstances in which the Company may experience unexpected difficulties relating to the Year 2000.

The internal risk being managed is that there are date problems in systems that have not been found and corrected. The overall contingency plan is to have sufficient time to find and correct any errors. The future date testing that is underway will allow us six to nine months to correct errors found through the testing. Additionally, specific contingent plans are being written for major functions such as financial reporting. Externally we are continuing to monitor the progress of our critical third party vendors and service providers. Our contingency plan is to replace any such relationships should they not achieve and demonstrate Year 2000 compliance by June 30, 1999.

NOTE 15 -  COMPREHENSIVE INCOME

FAS 130 establishes the requirement for the reporting and display of comprehensive income and its components in the financial statements. Comprehensive income is defined by the FASB as all changes in an enterprise's equity during a period other than those resulting from investments by owners and distributions to owners. Comprehensive income includes net income and other comprehensive income, which includes all other non-owner related changes to equity and includes unrealized gains and losses on available-for-sale debt and equity securities and minimum pension liability adjustments. FAS 130 also requires separate presentation of the accumulated balance of other comprehensive income within the equity section of a statement of financial position. The Company has presented the required displays of total comprehensive income and its components, along with the separate presentation of the accumulated balance of other comprehensive income within the Consolidated Statements of Equity.
Following are the FAS 130 disclosures of the related tax effects allocated to each component of other comprehensive income and the accumulated other comprehensive income balances required by FAS 130.

The related federal income tax effects allocated to each component of other comprehensive income are as follows:

                                              Year Ended December 31, 1998
                                              ----------------------------
                                            Before-Tax  Tax          Net-of-Tax
                                            Amount      Benefit      Amount
                                            ---------   ---------    ---------
Unrealized losses on securities:

  Unrealized losses arising during 1998     $(30,429)   $ 10,650     $(19,779)
  Less:  reclassification adjustments
      for gains realized in net income        (5,560)      1,946       (3,614)
                                            ---------   ---------    ---------

   Net unrealized losses                     (35,989)     12,596      (23,393)
                                            ---------   ---------    ---------
Minimum pension liability adjustment          (9,432)      3,301       (6,131)
                                            ---------   ---------   ---------
Other comprehensive income                  $(45,421)   $ 15,897     $(29,524)
                                            =========   =========    =========

                                              Year Ended December 31, 1997
                                              ----------------------------
                                            Before-Tax  Tax(Expense) Net-of-Tax
                                            Amount      Benefit      Amount
                                            ---------   ---------    ---------


Unrealized gains on securities:

   Net unrealized gains                     $ 18,982    $ (6,644)    $ 12,338
                                            ---------   ---------     ---------
Minimum pension liability adjustment          (1,908)        668       (1,240)
                                            ---------   ---------    ---------
Other comprehensive income                  $ 17,074    $ (5,976)    $ 11,098
                                            =========   =========    =========